UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 28, 2005

                      CONSOLIDATED CAPITAL PROPERTIES VI
            (Exact name of Registrant as specified in its charter)


            California                0-14099                 94-2940204
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Consolidated Capital Properties VI (the "Registrant") owns a 100% interest in Colony of Springdale Associates, Ltd., a Texas limited partnership (the "Partnership"). On October 28, 2005, the Partnership sold its investment property, Colony of Springdale Apartments, a 261-unit apartment complex located in Springdale, Ohio (the "Property"), to a third party, CNC Investments, Ltd, LLP, a Texas limited partnership (the "Purchaser"). In addition to the Property, the Purchaser purchased nine other apartment complexes, each of which was owned in whole or in part by affiliates of AIMCO Properties, L.P., an affiliate of the general partners of the Partnership and the Registrant. The total sales price for the Property and the nine other properties is approximately $96,500,000, of which approximately $10,400,000 is allocated to the Property. As a result of this sale, the Registrant no longer holds an ownership interest in any investment properties or in any other assets.

In accordance with the Amended and Restated Limited Partnership Agreement of the Registrant, the Registrant's general partner is evaluating the cash requirements of the Registrant to determine what portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

    The following exhibits are filed with this report:


10.23 Purchase and Sale Contract between Colony of Springdale Associates Ltd., a Texas limited partnership, and CNC Investments, Ltd., LLP, a Texas limited liability partnership dated August 19, 2005. *

10.24 Amendment of Purchase and Sale Contract between Colony of Springdale Associates Ltd., a Texas limited partnership, and CNC Investments, Ltd., LLP, a Texas limited liability partnership dated September 12, 2005.

10.25 Assignment and Assumption Agreement between CNC Investments, Ltd., LLP, a Texas limited liability partnership and Mayuri, LLC, a Delaware limited liability company dated October 7, 2005.

10.26 Second Amendment of Purchase and Sale Contract between Colony of Springdale Associates Ltd., a Texas limited partnership, and CNC Investments, Ltd., LLP, a Texas limited liability partnership and Mayuri, LLC a Delaware limited liability company dated October 13, 2005.

10.27 Third Amendment of Purchase and Sale Contract between Colony of Springdale Associates Ltd., a Texas limited partnership, and CNC Investments, Ltd., LLP, a Texas limited liability partnership and Mayuri, LLC a Delaware limited liability company dated October 27, 2005.

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CONSOLIDATED CAPITAL PROPERTIES VI
                                (a California Limited Partnership)


                                By: Concap Equities, Inc.
                                    General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: November 3, 2005

                                                                   Exhibit 10.23

                           PURCHASE AND SALE CONTRACT

                                      AMONG

       BURGUNDY COURT ASSOCIATES, L.P., a Delaware limited partnership

                        CHIMNEYS-OXFORD ASSOCIATES, L.P.,
                         an Indiana limited partnership

       KETTERING-OXFORD ASSOCIATES L.P., an Indiana limited partnership

    COLLEGE PARK APARTMENTS, A LIMITED PARTNERSHIP, a Pennsylvania limited partnership

      COLONY OF SPRINGDALE ASSOCIATES, Ltd., a Texas limited partnership

     DAYTON III-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

     CINCINNATI-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

STONERIDGE ASSOCIATES OF OHIO LIMITED PARTNERSHIP, an Ohio limited partnership

 TRINITY PLACE COMMUNITY URBAN REDEVELOPMENT CORPORATION, an Ohio corporation

       TRINITY-OXFORD ASSOCIATES, L.P., an Indiana limited partnership

          WOODMERE ASSOCIATES, L.P., a Delaware limited partnership

                                   AS SELLERS

                                      AND

                         CNC INVESTMENTS, LTD., L.L.P.,

                      a Texas limited liability partnership

                                  AS PURCHASER

                                                                         Page(s)



                                TABLE OF CONTENTS


                                                                            Page


ARTICLE 1   DEFINED TERMS.............................................1

ARTICLE 2   PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT...............9

      2.1   Purchase and Sale.  ......................................9

      2.2   Purchase Price and Deposit.  .............................9

      2.3   Escrow Provisions Regarding Deposit......................10

ARTICLE 3   FEASIBILITY PERIOD.......................................11

      3.1   Feasibility Period.......................................11

      3.2   Expiration of Feasibility Period.........................12

      3.3   Conduct of Investigation.................................12

      3.4   Purchaser Indemnification................................13

      3.5   Property Materials.......................................14

      3.6   Property Contracts.......................................14

ARTICLE 4   TITLE....................................................15

      4.1   Title Documents..........................................15

      4.2   Survey...................................................15

      4.3   Objection and Response Process...........................16

      4.4   Permitted Exceptions.....................................16

      4.5   Existing Deed of Trust...................................17

      4.6   Intentionally deleted....................................17

      4.7   Purchaser Financing......................................17

ARTICLE 5   CLOSING..................................................17

      5.1   Closing Date " ".........................................17

      5.2   Seller Closing Deliveries................................18

      5.3   Purchaser Closing Deliveries.............................19

      5.4   Closing Prorations and Adjustments.......................20

      5.5   Post Closing Adjustments.................................25

ARTICLE 6   REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER...25

      6.1   Seller's Representations.................................25

      6.2   AS-IS....................................................26

      6.3   Survival of Seller's Representations.....................27

      6.4   Definition of Seller's Knowledge.........................28

      6.5   Representations And Warranties Of Purchaser..............28

ARTICLE 7   OPERATION OF THE PROPERTIES..............................29

      7.1   Leases and Property Contracts............................29

      7.2   General Operation of Property............................29

      7.3   Liens....................................................30

ARTICLE 8   CONDITIONS PRECEDENT TO CLOSING..........................30

      8.1   Purchaser's Conditions to Closing........................30

      8.2   Sellers' Conditions to Closing...........................31

ARTICLE 9   BROKERAGE................................................32

      9.1   Indemnity................................................32

      9.2   Broker Commission........................................32

      9.3   Broker Signature Page.  .................................32

      9.4   Acquisition Fee.  .......................................33

ARTICLE 10  DEFAULTS AND REMEDIES....................................33

      10.1  Purchaser Default........................................33

      10.2  Seller Default...........................................33

ARTICLE 11  RISK OF LOSS OR CASUALTY.................................34

      11.1  Major Damage.............................................34

      11.2  Minor Damage.............................................35

      11.3  Repairs..................................................35

ARTICLE 12  EMINENT DOMAIN...........................................35

      12.1  Eminent Domain...........................................35

ARTICLE 13  MISCELLANEOUS............................................36

      13.1  Binding Effect of Contract...............................36

      13.2  Exhibits And Schedules...................................36

      13.3  Assignability............................................36

      13.4  Binding Effect...........................................36

      13.5  Captions.................................................36

      13.6  Number And Gender Of Words...............................36

      13.7  Notices..................................................37

      13.8  Governing Law And Venue..................................39

      13.9  Entire Agreement.........................................39

      13.10 Amendments...............................................39

      13.11 Severability.............................................39

      13.12 Multiple Counterparts/Facsimile Signatures...............39

      13.13 Construction.............................................40

      13.14 Confidentiality..........................................40

      13.15 Time Of The Essence......................................40

      13.16 Waiver...................................................40

      13.17 Attorneys' Fees..........................................40

      13.18 Time Periods.............................................40

      13.19 1031 Exchange............................................40

      13.20 No Personal  Liability of Officers,  Trustees or Directors
            of Seller's Partners.....................................41

      13.21 No Exclusive Negotiations................................41

      13.22 ADA Disclosure...........................................41

      13.23 No Recording.............................................42

      13.24 Relationship of Parties..................................42

      13.25 Dispute Resolution.......................................42

      13.26 AIMCO Marks..............................................42

      13.27 Non-Solicitation of Employees............................43

      13.28 Survival.................................................43

      13.29 Multiple Purchasers......................................43

      13.30 Sellers' Several Obligations.............................43

      13.31 Obligation to Close on all Properties....................44

ARTICLE 14  LEAD-BASED PAINT DISCLOSURE..............................44

      14.1  Disclosure...............................................44

      14.2  Consent Agreement - Pre-1978 - Not Certified.............44

      14.3  Consent Agreement - Pre-1978 Certified...................45

      14.4  Consent Agreement - Pre-1978-LBP, But No LBP Hazards.....46

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 19th day of August, 2005 (the "Effective Date"), by the selling parties identified on Schedule A (the "Seller Information Schedule") having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a "Seller" and collectively "Sellers"), and CNC INVESTMENTS, LTD., L.L.P., a Texas limited liability partnership (or its permitted assignee in accordance with the provisions of Section 13.3 below), having a principal address at 4420 FM 1960 West, Suite 800, Houston, Texas 77068 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Sellers and Purchaser hereby agree as follows:

                                    RECITALS

      A.....Each Seller owns the real estate commonly known as and identified by the "Community Name" listed on the Seller Information Schedule and as more particularly described in Exhibits A-1 to A-10 attached hereto and made a part hereof, and the improvements thereon.

B. Purchaser desires to purchase, and each Seller desires to sell, the land, improvements and certain associated property described in this Contract on the terms and conditions set forth below.


                                   ARTICLE 1
                                  DEFINED TERMS


1.1 Unless otherwise defined herein, any term with its initial letter capitalized in this Contract shall have the meaning set forth in this ARTICLE 1. Any reference to a specific "Property" shall be to the "Common Name of the Property" as set forth in the Seller Information Schedule attached hereto.


1.1.1 "Acquisition Fee" shall have the meaning set forth in Section 9.4.


1.1.2 "ADA" shall have the meaning set forth in Section 13.22.


1.1.3 "Additional Deposit" shall have the meaning set forth in Section 2.2.2.


1.1.4 "AIMCO" means Apartment Investment and Management Company.


1.1.5 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by a Seller, its Property Manager, or AIMCO in the marketing, operation or use of a Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).


1.1.6 "Appeal" shall have the meaning set forth in Section 5.4.4.2.


1.1.7 "Applicable Share" means, a fraction, the numerator of which is the Property's Base Purchase Price set forth on the Seller Information Schedule, and the denominator of which is $96,500,000.00.


1.1.8 Intentionally deleted


1.1.9 Intentionally deleted


1.1.10......Intentionally deleted


1.1.11......Intentionally deleted


1.1.12......Intentionally deleted


1.1.13......"Base Purchase Price" means the "Base Purchase Price" for a Property set forth on the Seller Information Schedule.


1.1.14......"Broker" shall have the meaning set forth in Section 9.1.


1.1.15......"Business  Day"  means any day other  than a  Saturday  or Sunday or
Federal holiday or legal holiday in the States of Colorado, Texas, Ohio or Pennyslvania.


1.1.16......"Closing"  means  the  consummation  of the  purchase  and  sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.


1.1.17......"Closing  Date"  means  the date on which  date the  Closing  of the conveyance of the Properties is required to be held pursuant to Section 5.1.


1.1.18......"Code" shall have the meaning set forth in Section 2.3.6.


1.1.19......"Consent   Agreement"   shall  have  the   meaning  set  forth  in
Section 14.2.


1.1.20......"Consultants" shall have the meaning set forth in Section 3.1.


1.1.21......"Damage Notice" shall have the meaning set forth in Section 11.1.


1.1.22......"Deeds" shall have the meaning set forth in Section 5.2.1.


1.1.23......"Deed  of Trust"  means any deeds of trust  and/or  mortgages  which secure a Note against a Payoff Property.


1.1.24......"Deposit"  means, to the extent actually deposited by Purchaser with
Escrow Agent, the Initial Deposit, the Additional Deposit, and the Extension Deposit.


1.1.25......"Escrow Agent" shall have the meaning set forth in Section 2.2.1.


1.1.26......"Excluded  Permits"  means,  with  respect to each  Property,  those
Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on the Seller Information Schedule.


1.1.27......"Existing Survey" shall have the meaning set forth in Section 4.2.


1.1.28......"Extension   Deposit"   shall  have  the   meaning  set  forth  in
Section 5.1.


1.1.29......"Feasibility   Period"   shall  have  the  meaning  set  forth  in
Section 3.1.


1.1.30......"FHA " shall have the meaning set forth in Section 13.22.


1.1.31......"FHC"  means,  in connection  with the Ground Lease (as  hereinafter defined), the Federal Housing Commissioner.


1.1.32......"Final  Response  Deadline"  shall  have the  meaning  set  forth in
Section 4.3.


1.1.33......"Fixtures  and Tangible  Personal  Property" means,  with respect to each Property, all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on such Property as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of such Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by the applicable Seller and the interest of the applicable Seller in any equipment provided to its Property for use, but not owned or leased by such Seller, or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to such Property, or (c) property and equipment owned by the applicable Seller, which in the ordinary course of business of such Property is not used exclusively for the business, operation or management of such Property, or (d) the property and equipment, if any, expressly identified in Schedule 1.1.33 or listed on the Seller Information Schedule as "Excluded FF&E."


1.1.34......"General   Assignment"   shall  have  the  meaning  set  forth  in
Section 5.2.3.


1.1.35......"Good Funds" shall have the meaning set forth in Section 2.2.1.


1.1.36......"Ground Lease" shall have the meaning set forth in Section 1.1.68.


1.1.37......"Ground  Lease  Assignment"  shall have the  meaning  set forth in
Section 5.2.10.


1.1.38......"Ground  Lease  Property"  shall  have the  meaning  set  forth in
Section 1.1.68.


1.1.39......"Improvements"  means all buildings and improvements  located on the
Land corresponding to each Property, taken "as is."


1.1.40......"Information  Statement" shall have the meaning set forth in Section
8.2.4.


1.1.41......"Initial   Deposit"   shall   have  the   meaning   set  forth  in
Section 2.2.1.


1.1.42......"Land" means, with respect to each Property, the corresponding tract of land described on Exhibits A-1 to A-10, and all rights, privileges and appurtenances pertaining thereto.


1.1.43......"LBP   Report"  means,  with  respect  to  a  Property,  the  report identified on the Seller Information Schedule, prepared by the consultant identified therein with respect to lead-based paint.


1.1.44......"Lease(s)" means, with respect to each Property, the interest of the applicable Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to such Seller's Property and which are in force as of the Closing Date for the applicable Property.


1.1.45......"Leases   Assignment"   shall  have  the   meaning  set  forth  in
Section 5.2.4.


1.1.46......"Lender"  means,  with  respect to each  Property,  those  "Lenders"
identified on the Seller Information Schedule, each of whose servicer, if any, also is identified on the Seller Information Schedule.


1.1.47......"Lender  Fees" means, with respect to each Payoff Property, all fees and expenses (including, without limitation, all prepayment penalties and pay-off fees) imposed or charged by each Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the applicable Note and Deed of Trust, any amounts of interest charged by the applicable Lender for the period from the Closing Date to the permitted prepayment date. The exact amount of the Lender Fees shall be determined as of the Closing Date.


1.1.48......"Loan" means the indebtedness owing to Lender evidenced by a Note.


1.1.49......Intentionally deleted


1.1.50......Intentionally deleted


1.1.51......Intentionally deleted


1.1.52......Intentionally deleted


1.1.53......"Loan Payoff" shall have the meaning set forth in Section 5.4.7.


1.1.54......"Losses" shall have the meaning set forth in Section 3.4.1.


1.1.55......"Materials" shall have the meaning set forth in Section 3.5.


1.1.56......"Miscellaneous   Property  Assets"  means,   with  respect  to  each
Property, all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of a Property and owned by its respective Seller, excluding, however, with respect to each Property (a) receivables, (b) Property Contracts, (c) Leases, (d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) such Seller's proprietary books and records, (j) any right, title or interest in or to the AIMCO Marks, or (k) with respect to the Hunter's Chase Property, any proceeds resulting from the resolution of that certain lawsuit, Hunter's Chase Apartment, as plaintiff v. T.L. Palms Painting Contractor, et al, as defendant, filed in the Court of Common Pleases, Montgomery County, Ohio. The term "Miscellaneous Property Assets" also shall include all of the applicable Seller's rights, if any, in and to the name "Community Name" identified in the Seller Information Schedule as it relates solely to use in connection with the applicable Property (and not with respect to any other property owned or managed by any Seller, Property Manager, AIMCO, or their respective affiliates).


1.1.57......"Non-Refundable  Deposit Amount" shall have the meaning set forth in
Section 2.2.1.


1.1.58......"Note"  means, with respect to each Property, the promissory note(s)
identified in the Seller Information Schedule.


1.1.59......"Objection   Deadline"   shall  have  the  meaning  set  forth  in
Section 4.3.


1.1.60......"Objection   Notice"   shall  have  the   meaning   set  forth  in
Section 4.3.


1.1.61......"Objections" shall have the meaning set forth in Section 4.3.


1.1.62......"Official   Records"   shall  have  the   meaning   set  forth  in
Section 1.1.68.


1.1.63......"Payoff  Property" means those Properties for which the Loan will be paid off at Closing and identified as a Payoff Property on the Seller Information Schedule.


1.1.64......"Permits"  means,  with respect to each  Property,  all licenses and permits granted by any governmental authority having jurisdiction over such Property and required in order to own and operate such Property.


1.1.65......"Permitted  Exceptions"  shall have the meaning set forth in Section
4.4.


1.1.66......"Portfolio  Acquisition  Fee"  shall have the  meaning  set forth in
Section 2.2.5.


1.1.67......"Prohibited  Person"  means  any of the  following:  (a) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24,
2001) (the "Executive Order"); (b) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (c) a person or entity that is named as a "specially designated national" or "blocked person" on the most current list published by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") at its official website, http://www.treas.gov/offices/enforcement/ofac; (d) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (e) a person or entity that is affiliated with any person or entity identified in clause (a), (b), (c) and/or (d) above.


1.1.68......"Property" means (a) the Land and Improvements and all rights of the applicable Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to such Land and Improvements, (b) the right, if any and only to the extent transferable, of such Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property related to such Land and Improvements, the (c) the Miscellaneous Property Assets owned by Seller which are located on such Land and Improvements and used in its operation, and (d) Seller's interest as successor lessee under that certain Lease ("Ground Lease") dated May 11, 1982, and evidenced by that certain Memorandum of Lease recorded of even dated therewith, as Instrument No. 5900 in Book 60, Pages 267 through 270, in the official records of the Recorder's Office of the County of Butler, Ohio (the "Official Records") by and between Trinity Place Community Urban Redevelopment Corporation as "Ground Lessor", and Trinity-Oxford Associates, an Indiana limited partnership, as "Ground Lessee", covering the real property and improvements on top of the land as more particularly described on Exhibit "A-9" hereto (the "Ground Lease Property").


1.1.69......"Property  Contracts"  means,  with  respect to each  Property,  all contracts, agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of such Property, but only to the extent assignable by their terms or applicable law (including any contracts that are assignable with the consent of the applicable vendor), and not including (a) any national contracts entered into by the applicable Seller, Property Manager, or AIMCO with respect to the applicable Property (i) which terminate automatically upon transfer of such Property by such Seller, or (ii) which such Seller, in Seller's sole discretion, elects to terminate with respect to such Property effective as of the Closing Date, or (b) any property management contract for such Property. Property Contracts shall not include forward or similar long-term contracts to purchase electricity, natural gas, or other utilities, which contracts shall be "Utility Contracts" governed by the provisions of Section 5.4.12.


1.1.70......"Property  Contracts  Notice"  shall have the  meaning  set forth in
Section 3.6.


1.1.71......"Property  Manager"  means  the  current  property  manager  of each
Property.


1.1.72......"Property  Taxes"  shall  have the  meaning  set  forth  in  Section
5.4.4.2.


1.1.73......"Proration   Schedule"   shall  have  the  meaning  set  forth  in
Section 5.4.1.


1.1.74......"Purchase Price" shall have the meaning set forth in Section 2.2.


1.1.75......"Refund" shall have the meaning set forth in Section 5.4.4.2.


1.1.76......"Records  Disposal  Notice"  shall have the  meaning  set forth in
Section 5.4.13.


1.1.77......"Records Hold Period" shall have the meaning set forth in Section
5.4.13.


1.1.78......"Refundable   Event"   shall  have  the   meaning   set  forth  in
Section 2.2.1.


1.1.79......"Regional  Property  Manager" means,  with respect to each Property, the individual identified in the Seller Information Schedule.


1.1.80......"Reinstatement  Notice"  shall have the meaning set forth in Section
8.1.


1.1.81......"Remediation" shall have the meaning set forth in Section  14.2.


1.1.82......"Required  Assignment Consent" shall have the meaning set forth in
Section  3.6.


1.1.83......"Required  Loan Fund  Amounts"  shall have the  meaning set forth in
Section 4.6.6.


1.1.84......"Response   Deadline"   shall  have  the   meaning  set  forth  in
Section 4.3.


1.1.85......"Response Notice" shall have the meaning set forth in Section 4.3.


1.1.86......"SEC" shall have the meaning set forth in Section 8.2.4


1.1.87......"Seller's  Indemnified  Parties"  shall have the meaning set forth in Section  3.4.1.


1.1.88......"Seller Information  Schedule" shall have the meaning set forth in the introductory paragraph.


1.1.89......"Seller's Property-Related Files and Records" shall have the meaning set forth in Section 5.4.13.


1.1.90......"Seller's  Representations"  shall have the  meaning  set forth in
Section 6.1.


1.1.91......"Seller's Representative" means AIMCO.


1.1.92......"Specific  AIMCO  Provisions"  shall have the meaning set forth in
Section 4.6.2.


1.1.93......"Survey" shall have the meaning ascribed thereto in Section 4.2.


1.1.94......"Survival Period" shall have the meaning set forth in Section 6.3.


1.1.95......"Survival Provisions" shall have the meaning set forth in Section
13.28.


1.1.96......"Tax  Year"  means each  12-month  period  for which the  applicable taxing authority assesses Property Taxes, which may or may not be a calendar year.


1.1.97......"Tenant"  means any person or entity  entitled to occupy any portion of the applicable Property under a Lease.


1.1.98......"Tenant  Deposits" means,  with respect to a Property,  all security deposits, prepaid rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to the applicable Seller pursuant to its Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to the applicable Seller, either pursuant to the Leases or otherwise.


1.1.99......"Tenant  Security  Deposit Balance" shall have the meaning set forth in Section 5.4.6.2.


1.1.100....."Terminated  Contracts"  shall have the meaning set forth in Section
3.6.


1.1.101....."Termination  Notice"  shall have the  meaning  set forth in Section
8.1.


1.1.102....."Testing" shall have the meaning set forth in Section 14.2.


1.1.103....."Third   Party   Costs"  shall  have  the  meaning  set  forth  in
Section 5.4.4.2.


1.1.104....."Third-Party   Reports"   means  any   reports,   studies  or  other
information prepared or compiled for Purchaser by any Consultant or other third-party in connection with Purchaser's investigation of a Property.


1.1.105....."Title  Commitment"  shall  have the  meaning  ascribed  thereto  in
Section 4.1.


1.1.106....."Title Documents" shall have the meaning set forth in Section 4.1.


1.1.107....."Title Insurer" shall have the meaning set forth in Section 2.2.1.


1.1.108....."Title Policy" shall have the meaning set forth in Section  4.1.


1.1.109....."Uncollected  Rents"  shall have the meaning set forth in Section
5.4.6.1.


1.1.110....."Utility  Contract"  shall have the  meaning set forth in Section
5.4.12.


1.1.111....."Vendor Terminations" shall have the meaning set forth in Section
5.2.5.


                                   ARTICLE 2
                 PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT


2.1 Purchase and Sale. Each Seller agrees to sell and convey its Property listed on the Seller Information Schedule to Purchaser and Purchaser agrees to purchase such Property from each Seller, all in accordance with the terms and conditions set forth in this Contract.


2.2 Purchase Price and Deposit. The Base Purchase Price for each Property is set forth in the Seller Information Schedule, and, in the case of a Payoff Property, also shall be reduced by the Lender Fees applicable to such Property (the "Purchase Price"). The Purchase Price for each Property shall be paid as follows:


2.2.1 On the Effective Date, Purchaser shall deliver to Stewart Title Guaranty Company, c/o Wendy Howell, National Commercial Closing Specialist, 1980 Post Oak Boulevard, Suite 610, Houston, Texas 77056, 800-729-1906 ("Escrow Agent" or "Title Insurer"), with accompanying investment instructions to Escrow Agent pursuant to Section 2.3.1, an initial deposit (the "Initial Deposit") of $500,000.00 by wire transfer of immediately available funds ("Good Funds"), the entire amount (the "Non-Refundable Deposit Amount") of which shall become immediately non-refundable upon delivery to Escrow Agent other than upon the occurrence of a Refundable Event (as hereinafter defined). As used herein, the term "Refundable Event" shall mean (a) Seller is unable to provide clear, insurable title to any Property, or to convey any Property free and clear of the Loan or (b) a Phase I environmental study of any Property indicates that a Phase II environmental study is recommended, and either (i) Seller does not permit Purchaser to perform a Phase II environmental study, or (ii) if a Phase II environmental study is permitted and performed, the results of such Phase II environmental study are of a type reasonably unacceptable to a conventional lender and Purchaser gives written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on or before the expiration of the Feasibility Period (as hereinafter defined) of Purchaser's decision to terminate this Contract for the Property for which there was such a Refundable Event, whereupon Purchaser shall receive a return of the Applicable Share of the Non-Refundable Deposit Amount. Notwithstanding the foregoing, a Refundable Event shall also occur if Purchaser elects (and is permitted) to terminate the Contract pursuant to the express provisions in Section 10.2, Section 11.1 or Section 12.1. The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3. The Initial Deposit shall be allocated among the Sellers of the Properties pursuant to the Applicable Share attributable to each of their respective Properties.


2.2.2 On the day that the Feasibility Period expires, Purchaser shall deliver to Escrow Agent an additional aggregate deposit (the "Additional Deposit") of $500,000.00 by wire by transfer of Good Funds. The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section
2.3. The Additional Deposit shall be allocated among the Sellers of the Properties pursuant to the Applicable Share attributable to each of their respective Properties.


2.2.3 Intentionally deleted.


2.2.4 The balance of the Purchase Price for each Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by any Seller's lender).


2.2.5 In addition to the Purchase Price, there shall be an aggregate acquisition fee in the amount of Two Million Dollars and No/100 ($2,000,000.00) (the "Portfolio Acquisition Fee"), to be paid by Purchaser to Seller and allocated as set forth for each property on the Seller Information Schedule attached hereto. Prior to the expiration of the Feasibility Period, Seller and Purchaser reserve the right to reallocate the Purchase Price and Portfolio Acquisition Fee with respect to the Properties, except for the Stoneridge and Colony of Springdale properties, which purchase price allocations shall remain as set forth on the Seller Information Schedule attached hereto, provided the total Purchase Price and Portfolio Acquisition Fee shall remain unchanged. Purchaser shall be obligated to pay for any and all closing costs arising as a result of the addition of the Portfolio Acquisition Fee to the Purchase Price, including, without limitation, and incremental cost in transfer taxes and title insurance premiums.


2.3   Escrow Provisions Regarding Deposit.
2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.


2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit (including the Non-Refundable Deposit Amount) shall be applied against the Purchase Price for each Property, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.


2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and Purchaser or Seller's Representative makes a written demand upon Escrow Agent for payment of the Deposit or the Non-Refundable Deposit Amount portion, Escrow Agent shall give written notice to the other parties of such demand. If Escrow Agent does not receive a written objection from another party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit to Purchaser). If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state or commonwealth in which a Property is located. Escrow Agent shall give written notice of such deposit to Seller's Representative and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder. Sellers hereby appoint Seller's Representative to give and receive notices to Escrow Agent regarding the Deposit.


2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, and that Escrow Agent shall not be deemed to be the agent of any of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Sellers and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.


2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Sellers, and the same shall become fully effective upon execution by Purchaser and Sellers, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.


2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Sellers, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.


2.3.7 The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.


                                   ARTICLE 3
                               FEASIBILITY PERIOD


3.1 Feasibility Period. Subject to the terms of Sections 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including the date which is 30 days after the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Properties:


3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Properties (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);


3.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Properties;


3.1.3 To  ascertain   and  confirm  the   suitability   of  the  property  for
Purchaser's intended use of the Properties; and


3.1.4 To review the Materials at Purchaser's sole cost and expense.


3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract in its entirety with respect to all Properties (but not in part with respect to less than all Properties) by giving written notice to that effect to Seller's Representative and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect subject to and except for the Survival Provisions, and Escrow Agent shall forthwith return the Deposit (less the Non-Refundable Deposit Amount unless a Refundable Event has occurred) to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Initial Deposit). If Purchaser fails to provide Seller's Representative with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this
Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit (including both the Initial Deposit and, when delivered in accordance with Section 2.2.2, the Additional Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Properties shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1.


3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to any Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give notice to the applicable Seller a reasonable time prior to entry onto its Property and shall permit such Seller to have a representative present during all Inspections conducted at its Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of each Property, and all equipment, materials and substances generated, used or brought onto each Property pose no material threat to the safety of persons or the environment and cause no damage to each Property or other property of Seller or other persons. All information made available by any of the Sellers to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Properties by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deeds to Purchaser.


3.4   Purchaser Indemnification.
3.4.1 Purchaser shall indemnify, hold harmless and, if requested by a Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller, together with such Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including such Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, penalties, interest, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultants' entry onto such Seller's Property, and any Inspections or other matters performed by Purchaser with respect to such Property during the Feasibility Period or otherwise.


3.4.2 Notwithstanding anything in this Contract to the contrary, Seller's Representative shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of its Property), investigations and other matters that in such Seller's Representative's reasonable judgment could result in any injury to its Property or breach of any contract, or expose the applicable Seller to any Losses or violation of applicable law, or otherwise adversely affect such Property or such Seller's interest therein. Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its
Consultants' activities pursuant to this Section. No consent by Seller' Representative to any such activity shall be deemed to constitute a waiver by the applicable Seller or assumption of liability or risk by such Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, each Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article 3. Purchaser shall maintain and cause its third party consultants to maintain (a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $1,000,000.00 with respect to property damage, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the state(s) or commonwealth(s) in which the Properties are located. Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Sellers (in the form of a certificate of insurance) prior to the earlier to occur of (i) Purchaser's or Purchaser's Consultants' entry onto any of the Properties, or (ii) the expiration of 5 days after the Effective Date.


3.4.3 The provisions of this Section 3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.


3.5   Property Materials.
3.5.1 Within 5 days after the Effective Date, and to the extent the same exist and are in a Seller's possession or reasonable control (subject to Section 3.5.2), each Seller agrees to make the documents set forth on Schedule 3.5 (the "Materials") relating to its Property available at its Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at a Seller's option and within the foregoing 10-day period, such Seller may deliver some or all of its Materials to Purchaser, or make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by a Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify the applicable Seller and such Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 2 Business Days after such notification is received by such Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Buyer's sole remedy will be to terminate this Contract pursuant to Section 3.2, whereupon Escrow Agent shall forthwith return the Deposit (less the Non-Refundable Deposit Amount) to Purchaser.


3.5.2 In providing such information and Materials to Purchaser, other than Seller's Representations, each Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed. Any information and Materials provided by any of the Sellers to Purchaser under the terms of this Contract is for informational purposes only and, together with all Third-Party Reports, shall be returned by Purchaser to all applicable Sellers as a condition to return of the Deposit to Purchaser (if Purchaser is otherwise entitled to such Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason. Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Sellers pursuant to this Contract may not be complete or constitute all of such documents which are in a Seller's possession or control, but are those that are readily available to such Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although each Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by it pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to such Seller's Property, and will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Properties.


3.5.3 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deeds to Purchaser.


3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to each Seller (a "Property Contracts Notice") specifying any Property Contracts of such Seller which Purchaser desires to terminate at the Closing (the "Terminated Contracts"); provided that
(a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts (and, to the extent that the effective date of termination of any Terminated Contract is after the Closing Date, Purchaser shall be deemed to have assumed all of the applicable Seller's obligations under such Terminated Contract as of the Closing Date), (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver a Property Contracts Notice to a Seller on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts with respect to such Seller (or its Property) and Purchaser shall assume all Property Contracts of such Seller at the Closing. To the extent that any Property Contract to be assumed by Purchaser (including any Property Contract that, because of advance notice requirements, will be temporarily assumed by Purchaser pending the effective date of termination after the Closing Date) is assignable but requires the applicable vendor to consent to the assignment or assumption of the Property Contract by the applicable Seller to Purchaser, then, prior to the Closing, Purchaser shall be responsible for obtaining from each applicable vendor a consent (each a "Required Assignment Consent") to the assignment of the Property Contract by the applicable Seller to Purchaser (and the assumption by Purchaser of all obligations under such Property Contract). Purchaser shall indemnify, hold harmless and, if requested by the applicable Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller's Indemnified Parties from and against any and all Losses arising from or related to Purchaser's failure to obtain any Required Assignment Consent.

                                    ARTICLE 4
                                      TITLE


4.1 Title Documents. Within 7 calendar days after the Effective Date, each Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for such Seller's Property in an amount equal to the Property's Base Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Each Seller shall be responsible only for payment of the basic premium for the Title Policy for its Property. Purchaser shall be solely responsible for payment of all costs relating to procurement of the Title
Commitment, and any requested endorsements with respect to each of the Properties, including for "extended" coverage.


4.2 Survey. Within 7 calendar days after the Effective Date, each Seller shall deliver to Purchaser or make available at such Seller's Property any existing survey of such Property (the "Existing Survey") which to such Seller's knowledge is in such Seller's possession or reasonable control (subject to Section 3.5.2). Seller and Purchaser shall share equally in the costs of the Existing Survey. Purchaser acknowledges and agrees that delivery of the Existing Survey is subject to Section 3.5.2. To the extent that Purchaser desires that a new survey of a Property be prepared (or that the Existing Survey be updated), Purchaser shall request the same in writing to Seller's Representative no later than 10 calendar days after the Effective Date, in which event such Seller's
Representative shall order such new or updated survey (together with the Existing Survey, referred to herein as the "Survey") from the surveyor who prepared the Existing Survey (or from such other surveyor as such Seller determines in its reasonable discretion). Purchaser shall be solely responsible for the cost and expense of the preparation of any new or updated survey requested pursuant to the terms of this Section 4.2.


4.3 Objection and Response Process. On or before the date which is 20 days after the Effective Date (the "Objection Deadline"), Purchaser shall, on a Property-by-Property basis, give written notice (the "Objection Notice") to the attorneys for Sellers of any matter set forth in any Title Documents or Surveys to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice with respect to a Property on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey for such Property. On or before 25 days after the Effective Date (the "Response Deadline"), a Seller who has received an Objection Notice may, in such Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which such Seller is willing to cure, if any. Sellers shall be entitled to reasonable adjournments of the Closing Date to cure any Objections applicable to any Seller. If a Seller fails to deliver a Response Notice by the Response Deadline, such Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with any Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller's Representative on or before the expiration of the Feasibility Period (the "Final Response Deadline") either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract in its entirety regarding all Properties (but not less than all Properties), in which event the Deposit (less the Non-Refundable Deposit Amount unless a Refundable Event has occurred) shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Initial Deposit). If Purchaser fails to give notice to terminate this Contract on or before the Final Response Deadline, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents or the Survey applicable to each Property, subject only to resolution, if any, of the Objections as set forth in the Response Notice for such Property (or if no Response Notice is tendered, without any resolution of the Objections).


4.4 Permitted Exceptions. The Deed for each Property delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":


4.4.1 All matters shown in the Title Documents, including any standard exceptions not customarily removed by a title affidavit, the Survey for such Property and the Ground Lease, other than (a) those Objections, if any, which the applicable Seller has agreed to cure pursuant to the Response Notice under
Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes and assessments which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;


4.4.2 All Leases for such Property;


4.4.3 Intentionally deleted;


4.4.4 Applicable zoning and governmental regulations and ordinances;


4.4.5 Any defects in or objections to title to such Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and


4.4.6 The terms and conditions of this Contract.


4.5 Existing Deed of Trust. It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto for a Property, any deeds of trust and/or mortgages which secure a Note (collectively, a "Deed of Trust") shall not be deemed Permitted Exceptions for such Property, whether Purchaser gives further written notice of such or not, and shall, pursuant to
Section 5.4.7, be paid off, satisfied, discharged and/or cured from proceeds of the Purchase Price at Closing, provided that the Lender's Fees due in connection with such Loan Payoff shall be paid by Purchaser. It is further understood and agreed that, provided that Purchaser provides prompt notice to Seller, any tax lien for delinquent property taxes, mechanic's liens for work authorized by the applicable Seller and judgment liens against the applicable Seller shall not be deemed a Permitted Exception, and shall be paid off, satisfied, discharged and/or cured by the applicable Seller at or before Closing.


4.6   Intentionally deleted.


4.7 Purchaser Financing. Purchaser assumes full responsibility to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.

                                   ARTICLE 5
                                     CLOSING


5.1 Closing Date. The Closing shall occur 60 days after the Effective Date (the "Closing Date") through an escrow with Escrow Agent, whereby the Sellers, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, any Seller shall have the option, by delivering written notice to Purchaser, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, or to such other date (either in the same month or the next) as such Seller reasonably determines is desirable in connection with any Loan Payoff, and the exercise of such option shall extend the Closing Date for all Properties. Further, the Closing Date may be extended without penalty at the option of any Seller either (i) to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by any Seller pursuant to the second sentence of this paragraph) to satisfy any condition to Closing, (ii) to a date following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by any Seller pursuant to the second sentence of this paragraph), and (iii) such later date as is mutually acceptable to Seller and Purchaser. Provided that Purchaser is not in default under the terms of this Contract, Purchaser shall be permitted a one-time 30-day extension of the Closing Date specified in the first sentence of this Section 5.1 by (i) delivering written notice to Seller no later than 15 days prior to the scheduled Closing Date, and (ii) simultaneously with such notice to Seller, delivering to Escrow Agent the amount of $250,000.00 (the "Extension Deposit"), which amount when received by Escrow Agent shall be added to the Deposit hereunder, shall be non-refundable (except as otherwise expressly provided herein with respect to the Deposit), and shall be held, credited and disbursed in the same manner as provided hereunder with respect to the Deposit. Additionally, if the SEC (as hereinafter defined) elects to review the Information Statement (as hereinafter defined), Seller shall have the option to extend the Closing Date without penalty to a date not later than 90 days following the then scheduled Closing Date.


5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, each Seller shall, with respect to each Property to be conveyed by such Seller hereunder, deliver to Escrow Agent, each of the following items:


5.2.1 The following deeds (the "Deeds") in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions: (a) a Limited Warranty Deed in the form attached as Exhibit B-1 (Ohio) with respect to the Chimneys of Oak Creek I, Chimneys of Oak Creek II, College Park, Colony of Springdale, Hunter's Chase, The Oaks at Woodridge, Stoneridge and Trinity Place Properties; (b) a Limited Warranty Deed in the form attached as Exhibit B-1 (Ohio) together with a Certificate of Title for Hamilton County, with respect to the Burgundy Court and Woodmere Properties and; (c) a Special Warranty Deed in the form attached as Exhibit B-2 (Pennsylvania).


5.2.2 A Bill of Sale in the form attached as Exhibit C.


5.2.3 A General Assignment in the form attached as Exhibit D (the "General Assignment").


5.2.4 An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").


5.2.5 A letter in the form attached hereto as Exhibit F prepared by Purchaser and countersigned by such Seller to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").


5.2.6 A closing statement executed by such Seller.


5.2.7 A title affidavit or at such Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to such Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy pertaining to rights of parties in possession, mechanic's liens, and liens and taxes due and payable in respect of the period preceding Closing (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject such Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract; and


5.2.8 A certification of such Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.


5.2.9 Resolutions, certificates of existence or good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing such Seller's authority to consummate this transaction.


5.2.10......An  Assignment  and  Assumption  of the  Ground  Lease  in the  form approved and executed by the FHC (the "Ground Lease Assignment"), assigning without warranty or representation all of Seller's respective right, title and interest in and to the Ground Lease and the Ground Lease Property.


5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to the applicable Seller upon the Closing) the following items with respect to each Property being conveyed at such
Closing:


5.3.1 The full Purchase Price for such Property (with credit for the Applicable Share of the Deposit) plus or minus the adjustments or prorations required by this Contract.


5.3.2 A title affidavit (or at Purchaser's option an indemnity) pertaining to Purchaser's activity on the applicable Property prior to Closing, in the customary form reasonably acceptable to Purchaser, to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Purchaser to any greater liability, or impose any additional obligations, other than as set forth in this Contract.


5.3.3 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of such Property.


5.3.4 A closing statement executed by Purchaser.


5.3.5 A countersigned counterpart of the General Assignment.


5.3.6 A countersigned counterpart of the Leases Assignment.


5.3.7 Notification letters to all Tenants at such Property prepared and executed by Purchaser in the form attached hereto as Exhibit G.-


5.3.8 The Vendor Terminations (Purchaser shall be solely responsible for identifying each of the Terminated Contracts (subject to the terms and conditions of Section 3.6) and addressing and preparing each of the Vendor Terminations for execution by Purchaser and the applicable Seller).


5.3.9 Any cancellation fees or penalties due to any vendor under any Terminated Contract as a result of the termination thereof.


5.3.10......Resolutions,   certificates   of  good  standing,   and  such  other
organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.


5.3.11......Intentionally deleted.


5.3.12......With  respect to each Payoff  Property,  the Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2).


5.3.13......A countersigned counterpart of the Ground Lease Assignment.


5.4 Closing Prorations and Adjustments. The prorations set forth in this Section
5.4 shall be on a Property-by-Property basis and not among, or between, Properties, and shall not be allocated on an Applicable Share basis.


5.4.1 General. With respect to each Property, all normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, the applicable Seller being charged or credited, as appropriate, for all of the same attributable to the period up to the Closing Date (and credited for any amounts paid by the applicable Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of the same attributable to the period on and after the Closing Date. Each Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to the applicable Seller (if the prorations result in a net credit to such Seller) or by such Seller to Purchaser (if the prorations result in a net credit to Purchaser for such Property), by increasing or reducing the cash to be paid by Purchaser at Closing for such Property.


5.4.2 Operating Expenses. With respect to each Property, all of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating such Property that such Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of such Property, shall be prorated on an accrual basis. Each Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.


5.4.3 Utilities. With respect to each Property, the final readings and final billings for utilities will be made if possible as of the Closing Date, in which case each Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Each Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and such Seller shall notify each utility company serving its Property to terminate its account, effective as of noon on the Closing Date.


5.4.4 Real Estate Taxes.
5.4.4.1.....Any  real estate ad valorem or similar  taxes for a Property,  which are a lien for the year in which the closing occurs, even if such taxes are not yet due and payable, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures (assuming payment at the earliest time to allow for the maximum possible discount) for the year in which the Closing occurs to the extent the same are available; provided, however, that in the event that actual figures (whether for the assessed value of such Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year (assuming payment at the earliest time to allow for the maximum possible discount). The proration of real property taxes or installments of assessments shall be final and not subject to re-adjustment after Closing. Purchaser shall pay all taxes and installments of assessments which may become due and payable following the date of Closing.


5.4.4.2.....Purchaser  acknowledges  that  certain of the Sellers may have filed
(or will file) an appeal (the "Appeal") with respect to real estate ad valorem or other similar property taxes applicable to the Property (the "Property Taxes").




(i) If such Appeal relates to any Tax Year prior to the Tax Year in which the Closing occurs, such Seller shall be entitled, in such Seller's sole discretion, to continue to pursue such Appeal after the Closing Date, and, in the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to any such prior Tax Year, such Seller shall be entitled to the full amount of any rebate, refund or reduction (collectively, a "Refund") resulting from the Appeal. Such Seller shall not be obligated to continue to pursue any Appeal with respect to its Property, including, without limitation, any Appeal that relates to a Tax Year during or after the Tax Year in which Closing occurs. If Purchaser receives any refund of Property Taxes for a prior Tax Year, Purchaser promptly shall remit the same to the applicable Seller.



(ii) If such Appeal relates to the Tax Year in which Closing occurs, then, prior to the Closing, the applicable Seller shall notify Purchaser whether such Seller desires to continue to process the Appeal from and after the Closing Date. If such Seller fails to notify Purchaser of its election to continue the Appeal, such Seller will be deemed to have elected not to continue the Appeal from and after the Closing Date and the provisions of Section 5.4.4(b)(i)(II) shall apply.





(I) If a Seller elects to continue the Appeal, then, from and after the Closing Date, such Seller agrees that it will continue, at such Seller's sole cost and expense, to reasonably process the Appeal to conclusion with the applicable taxing authority (including any further appeals which such Seller deems reasonable to pursue). In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and such Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the Property) after first reimbursing such Seller for its actual, reasonable and documented third-party costs (collectively, the "Third-Party Costs") incurred in connection with the Appeal. If Third-Party Costs equal or exceed the amount of the Award, then Seller shall be entitled to the full amount of the Award.



(II) If a Seller does not elect to continue the Appeal, then, from and after the Closing Date, Purchaser may, in Purchaser's discretion, at Purchaser's sole cost and expense, to reasonably process the Appeal to conclusion with the applicable taxing authority (including any further appeals which Purchaser deems reasonable to pursue). In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and the applicable Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the Property) after first reimbursing each of Purchaser and the applicable Seller for their respective Third-Party Costs incurred in connection with the Appeal. If Third-Party Costs equal or exceed the amount of the Award, then the Award shall be applied to such Third-Party Costs on a pro rata basis, with each of Purchaser and such Seller receiving a portion of the Award equal to the product of (i) a fraction, the numerator of which is the respective party's Third-Party Costs, and the denominator of which is the total of both parties' Third-Party Costs, and (ii) the amount of the Award.



5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser; however, operating expenses shall be prorated under Section 5.4.2.


5.4.6 Leases.


5.4.6.1.....With  respect to each  Property,  all collected  rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of a Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Each Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either (a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing (a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in a Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay to such Seller such accrued Uncollected Rents as and when collected by Purchaser. Purchaser agrees to bill Tenants of the Properties for all Uncollected Rents and to take reasonable actions to collect Uncollected Rents. All rents paid after the Closing Date by delinquent Tenants and not otherwise designated to be current rent shall be deemed to be payments to be credited against Uncollected Rents. After the Closing, each Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to such Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by any Seller of such right. Purchaser agrees to cooperate with each Seller in connection with all efforts by such Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to each Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by such Seller; provided, however, that Purchaser's obligation to cooperate with a Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant Lease with an existing Tenant or evict any existing Tenant from a Property. Notwithstanding anything in this provision to the contrary but subject to Seller's right to demand payment of and to collect Uncollected Rents in accordance with this Section, Purchaser's collection of rents shall be applied, first, towards current rent due and owning under the Leases, and second, to Uncollected Rents.


5.4.6.2.....At Closing, with respect to each Property, Purchaser shall receive a credit against the applicable Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by a Seller which constitutes the Tenant Security Deposit Balance shall be retained by the applicable Seller in exchange for the foregoing credit against the applicable Purchase Price and shall not be transferred by such Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to any Seller, either pursuant to the Leases or otherwise.


5.4.6.3.....With  respect to operating expenses,  taxes, utility charges,  other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases for a Property, to the extent that the applicable Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall receive a credit therefor at Closing for such Property. With respect to any payments received by Purchaser after the Closing allocable to a Seller prior to Closing, Purchaser shall promptly pay the same to the applicable Seller.


5.4.7 Existing Loan-Payoff Properties. This Section 5.4.7 shall be applicable only to Payoff Properties. On the Closing Date, each Seller of a Payoff Property shall pay (which payment may be made by such Seller out of the proceeds of the Purchase Price applicable to its Property) or defease, as applicable, the outstanding principal balance of the Note applicable to its Property together with all interest accrued under such Note prior to the Closing Date (the "Loan Payoff"). Purchaser shall pay all Lender Fees (subject to reduction from the applicable Purchase Price in accordance with Section 2.2). Any existing reserves, impounds and other accounts maintained in connection with the applicable Loan shall be released in Good Funds to the applicable Seller at the Closing unless credited by the applicable Lender against the amount due from the applicable Seller under the Note.


5.4.8 Intentionally deleted.


5.4.9 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.


5.4.10......Employees.  All of each Seller's and each Seller's manager's on-site employees shall have their employment at the applicable Property terminated as of the Closing Date.


5.4.11......Closing  Costs.  With respect to each Property,  Purchaser shall pay its legal fees, the cost of recording any deeds, mortgages, any premiums or fees required to be paid by Purchaser with respect to the applicable Title Policy pursuant to Section 4.1, and one-half of the customary closing costs of the Escrow Agent. Each Seller shall pay the base premium for its Title Policy, the costs of recording any instruments required to discharge any liens or other monetary encumbrances against such Property to the extent required by Section 4.5, its legal fees, and one-half of the customary closing costs of the Escrow Agent. Seller and Purchaser shall share equally in the costs and expenses of (a) any and all state and/or county transfer taxes, sales, use, gross receipts or similar taxes, and the (b) the Existing Survey (as provided for in Section 4.2). Purchaser shall be responsible for the costs and expenses relating to (i) procurement of the Title Commitment, and any requested endorsements with respect to each of the Properties, including for "extended" coverage, in accordance with the terms set forth in Section 4.1, and (ii) any new or updated Survey, in accordance with the terms set forth in Section 4.2.


5.4.12......Utility  Contracts.  If any Seller has entered into an agreement for the purchase of electricity, gas or other utility service for its Property or a group of properties (including such Property) (a "Utility Contract"), or an affiliate of such Seller has entered into a Utility Contract, such Utility Contract shall be identified on the Seller Information Schedule and, as set forth on the Seller Information Schedule, either (a) Purchaser either shall assume the Utility Contract with respect to such Property, or (b) the reasonably calculated costs of the Utility Contract attributable to such Property from and after the Closing shall be paid to the applicable Seller at the Closing and such Seller shall remain responsible for payments under the Utility Contract.


5.4.13......Possession.  Possession  of each  Property,  subject to the  Leases,
Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the applicable Purchase Price. To the extent reasonably available to each Seller, originals or copies of its Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and such Seller's books and records relating to its Property to be conveyed by such Seller (other than proprietary information) (collectively, "Seller's Property-Related Files and Records") regarding the applicable Property shall be made available to Purchaser at such Property after the Closing. Purchaser agrees, for a period of not less than 10 years after the Closing (the "Records Hold Period"), to (a) provide and allow the applicable Seller reasonable access to Seller's Property-Related Files and Records for purposes of inspection and copying thereof, and (b) reasonably maintain and preserve Seller's Property-Related Files and Records. If at any time after the Records Hold Period, Purchaser desires to dispose of any Seller's Property-Related Files and Records, Purchaser must first provide the applicable Seller prior written notice (the "Records Disposal Notice"). Such Seller shall have a period of 30 days after receipt of the Records Disposal Notice to enter the applicable Property (or such other location where such records are then stored) and remove or copy those of Seller's Property-Related Files and Records that such Seller desires to retain. Purchaser agrees (i) to include the covenants of this Section
5.4.13 pertaining to Seller's Property-Related Files and Records in any management contract for each Property (and to bind the manager thereunder to such covenants), and (ii) to bind any future purchaser of such Property to the covenants of this Section 5.4.13 pertaining to Seller's Property-Related Files and Records. Purchaser shall indemnify, hold harmless and, if requested by each Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller's Indemnified Parties from and against any and all Losses arising from or related to Purchaser's failure to comply with the provisions of this Section 5.4.13.


5.4.14......Survival.  The  provisions  of this  Section  5.4 shall  survive the
Closing and delivery of the Deeds to Purchaser.


5.5 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, each Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of its Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of such Property for the period commencing on and after the Closing Date. Purchaser or a Seller may request that Purchaser and such Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items for any Property (a) after the expiration of 60 days after Closing, or (b) subject to such 60-day period, unless such items exceed $5,000.00 in magnitude (either individually or in the aggregate) with respect to such Property. There shall be no readjustment of real estate taxes in accordance with Section 5.4.4. The provisions of this
Section 5.5 shall survive the Closing and delivery of the Deeds to Purchaser.


                                   ARTICLE 6
            REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER


6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, each Seller, individually and severally with respect only to itself and its Property, represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):


6.1.1 Such Seller is duly organized, validly existing and in good standing under the laws of the state or commonwealth of its formation set forth on the Seller Information Schedule; and, subject to Section 8.2.4,, has or at the Closing shall have the entity power and authority to sell and convey its Property and to execute the documents to be executed by such Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. Subject to Section 8.2.4, the compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which such Seller is a party or by which such Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on such Seller's ability to consummate the transaction contemplated by this Contract or on the Property. Subject to Section 8.2.4, this Contract is a valid, binding and enforceable agreement against such Seller in accordance with its terms;


6.1.2 Other than the Leases, such Seller's Property is not subject to any written lease executed by such Seller or, to such Seller's knowledge, any other possessory interests of any person;


6.1.3 Such Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;


6.1.4 Except as set forth on the Seller Information Schedule and for (a) any actions by such Seller to evict Tenants under its Leases ,or (b) any matter covered by such Seller's current insurance policy(ies), to such Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against such Seller's Property;


6.1.5 To such Seller's knowledge, such Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting such Seller's Property; and


6.1.6 To such Seller's knowledge, such Seller has not received any written notice of any material default by such Seller under any of its Property Contracts that will not be terminated on the Closing Date.


6.2 AS-IS. Except for Seller's Representations, each Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price for each Property and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Sellers or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Sellers or Broker, including, without limitation, any relating to the value of any Property, the physical or environmental condition of any Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of any Property with any regulation, or any other attribute or matter of or relating to any Property (other than any covenants of title contained in the Deeds conveying a Property and Seller's Representations with respect to such Property). Purchaser agrees that Sellers shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Properties. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases each of Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against any Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Properties. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, water intrusion and/or fungal growth and any resulting damage, PCBs and radon in and about the Properties), reports, investigations and inspections as it deems appropriate in connection with the Properties. If Sellers provide or have provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Properties, including, without limitation, the offering prepared by Broker, Purchaser and Sellers agree that Sellers have done so or shall do so only for the convenience of the parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against any Seller's Indemnified Parties. Purchaser
acknowledges   and  agrees  that  no   representation   has  been  made  and  no
responsibility is assumed by Sellers with respect to current and future applicable zoning or building code requirements or the compliance of the Properties with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Properties, the continuation of contracts, continued occupancy levels of the Properties, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, each Seller shall have the right, but not the obligation, to enforce its rights against any and all of its Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the applicable Deeds with or without such tenants in possession and without any allowance or reduction in the applicable Purchase Price under this Contract. Purchaser hereby releases Sellers from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deeds to Purchaser.


6.3 Survival of Seller's Representations. Sellers and Purchaser agree that Seller's Representations shall survive Closing for a period of 12 months (the "Survival Period"). No Seller shall have liability after the Survival Period with respect to any of its Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against such Seller during the Survival Period for breach of any of such Seller's Representations. Each Seller shall be liable only for the breach of its own Seller's Representations. Further, the liability for each Seller for breach of its Seller's
Representations shall be limited to, and capped at, $75,000 for such Seller's Property for which a breach of Seller's Representations occurred, on a Property-by-Property basis if a Seller is selling more than one Property. Such cap on liability shall apply for any individual breach or in the aggregate for all breaches of such Seller's Seller's Representations with respect to such Property. Purchaser shall not be entitled to bring any claim for a breach of Seller's Representations unless the claim for damages (either in the aggregate or as to any individual claim) by Purchaser for a Property exceeds $5,000. In the event that a Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and such Seller shall not have any liability in connection therewith.


6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of [such] Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Regional Property Manager of such Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of such Seller, or any affiliate of such Seller, or to impose upon such Regional Property Manager any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Regional Property Manager any individual personal liability.


6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Sellers to enter into this Contract and to consummate the sale and purchase of the Properties in accordance herewith, Purchaser represents and warrants to Sellers the following as of the Effective Date and as of the Closing Date:


6.5.1 Purchaser is a limited liability partnership duly organized, validly existing and in good standing under the laws of Texas.


6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.


6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Sellers.


6.5.4 Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Sellers or any representative of Sellers (including, without limitation, Broker) in connection with this Contract and the acquisition of the Properties.


6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires any Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.


6.5.6 Purchaser is not a Prohibited Person.


6.5.7 To Purchaser's knowledge, none of its investors, affiliates or brokers or other agents (if any), acting or benefiting in any capacity in connection with this Contract is a Prohibited Person.


6.5.8 The funds or other assets Purchaser will transfer to Seller under to this Contract are not the property of, or are beneficially owned, directly or indirectly, by a Prohibited Person.


6.5.9 The funds or other assets Purchaser will transfer to Seller under this Contract are not the proceeds of specified unlawful activity as defined by 18 U.S.C. ss. 1956(c)(7).



      The provisions of this Section 6.5 shall survive the Closing and delivery of the Deeds to Purchaser.


                                   ARTICLE 7
                           OPERATION OF THE PROPERTIES


7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new Property Contracts (a) shall not in the case of a new Property Contract have a term in excess of 1 year, and in the case of any modified Property Contract shall not be modified to extend the term thereof in excess of 1 year, (b) shall be executed in the ordinary course of Seller's business and (c) in the case of new Property Contracts shall be terminable upon thirty (30) days or less notice without penalty or cost to Purchaser.


7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, each Seller shall operate its Property after the Effective Date in the ordinary course of business, and except as necessary in such Seller's sole discretion to address (a) any life or safety issue at its Property or (b) any other matter which in such Seller's reasonable discretion materially adversely affects the use, operation or value of such Property, such Seller will not make any material alterations to its Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.


7.3 Liens. Other than utility easements and temporary construction easements granted by a Seller in the ordinary course of business, each Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to its Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.


                                   ARTICLE 8
                         CONDITIONS PRECEDENT TO CLOSING


8.1 Purchaser's Conditions to Closing. Subject to the provisions of this Section 8.1, Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:


8.1.1 All of the documents required to be delivered by Sellers to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;


8.1.2 Each of Seller's Representations shall be true in all material respects as of the Closing Date;


8.1.3 Each Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by such Seller hereunder;


8.1.4 No Seller nor any of Seller's general partners shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding; and


8.1.5 FHC shall have approved Purchaser's assumption of the Ground Lease pursuant to the terms of the Ground Lease Assignment.



      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section 8.1.



      If any condition set forth in Sections 8.1.1, 8.1.2, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price for any Property, or (b) notify Seller's Representative (a "Termination Notice") in writing of Purchaser's decision to terminate this Contract for the Property for which there was such a failure of condition or default and receive a return of the Applicable Share of the Deposit from the Escrow Agent (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Applicable Share of the Deposit). If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser written notice (a "Reinstatement Notice") that Purchaser either must purchase all of the
Properties or terminate this Contract for all of the Properties. Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative written notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative with written notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties.


8.2 Sellers' Conditions to Closing. Without limiting any of the rights of any Seller elsewhere provided for in this Contract, each Seller's obligation to close with respect to conveyance of its Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:


8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;


8.2.2 Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;


8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder;


8.2.4 Such Seller shall have received all consents, opinions, documentation and approvals necessary to consummate and facilitate the transactions contemplated hereby, including, without limitation, a tax free exchange pursuant to Section
13.19 (and the amendment of such Seller's (or such Seller's affiliates') partnership or other organizational documents in connection therewith) (a) from Seller's unaffiliated partners, members, managers, shareholders or directors to the extent required by Seller's (or Seller's affiliates') organizational documents, and (b) as required by law. In addition to obtaining consents from Seller's partners for the Stoneridge Property, with respect to the Colony of Springdale Property, Seller is required to deliver to the Securities and Exchange Commission (the "SEC") an information statement (the "Information Statement") and to its partners. If the SEC elects to review the Information Statement, Seller shall have the right to extend the Closing pursuant to Section
5.1 due to any delays caused by such review;


8.2.5 Intentionally deleted;


8.2.6 AIMCO shall, directly or indirectly, own more than 50% of the voting interests in each Seller at the time of Closing;


8.2.7 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser; and


8.2.8 FHC shall have approved Purchaser's assumption of the Ground Lease pursuant to the terms of the Ground Lease Assignment and Seller shall be released from its liability under the Ground Lease.



      If any of the  foregoing  conditions  in Sections  8.2.1  through 8.2.5 or
8.2.7 to a Seller's obligation to close with respect to conveyance of its Property under this Contract are not met, such Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, (b) terminate this Contract either in its entirety or with respect to its Property, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1. If the conditions set forth in Sections 8.2.6 or 8.2.8 is not met, Seller may, as its sole and exclusive remedy (i) terminate this Contract and Escrow Agent shall return the Deposit (including the Non-Refundable Deposit Amount) to Purchaser and neither party shall thereafter have any rights or obligations to the other hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Contract, or (ii) waive such condition and proceed to Closing on the Closing date with no offset or deduction from the Purchase Price. If a Seller terminates this Contract with respect to its Property, the remaining Sellers may elect either to terminate this Contract or proceed to close the remaining Properties. The termination of this Contract by any Seller pursuant to this Section 8.2 shall be exercised by written notice from Seller's Representative to Purchaser by 12:00 p.m. (of the time zone in which the Escrow Agent is located) of the Closing Date.



      If the condition set forth in Section 8.2.6 has not occurred for any Seller, then this Contract shall terminate in its entirety and Purchaser shall recover the Deposit (including an Applicable Share of the Non-Refundable Deposit Amount) (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit to Purchaser).


                                   ARTICLE 9
                                    BROKERAGE


9.1 Indemnity. Each Seller, severally and individually, represents and warrants to Purchaser that it has dealt only with Apartment Realty Advisors Midwest Inc. ("Broker") in connection with this Contract. Each Seller, severally and individually, and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.


9.2 Broker Commission. If the Closing occurs, each Seller agrees to pay Broker a commission according to the terms of a separate contract. Broker shall not be deemed a party or third party beneficiary of this Contract.


9.3 Broker Signature Page. As a condition to each Seller's obligation to pay the commission pursuant to Section 9.2, Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Sellers, and the same shall become fully effective upon execution by Purchaser and Sellers, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.


9.4 Acquisition Fee. In addition to the commission payable by Seller to the Broker, as provided above, at Closing, Seller shall pay an acquisition fee of Two Million Dollars and No/100 (the "Acquisition Fee") to Investors Commercial Corporation, which Acquisition Fee shall become payable only if and when the transactions contemplated by this Contract close and Seller receives the Purchase Price and the Portfolio Acquisition Fee. Buyer hereby agrees that it shall disclose the terms of the Portfolio Acquisition Fee and the Acquisition Fee to its investors, if any.


                                   ARTICLE 10
                              DEFAULTS AND REMEDIES


10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Initial Deposit or Additional Deposit (or any other deposit or payment required of Purchaser hereunder), (b) deliver to Sellers the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price for each Property at the time required by Section 2.2.4 and close on the purchase of the Properties on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Applicable Share of the Deposit to each Seller, and neither party shall be obligated to proceed with the purchase and sale of the Properties. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller's Representative, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Applicable Share of the Deposit to each Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity and confidentiality obligations hereunder, Sellers' sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Properties or breach of a representation or warranty. Sellers expressly waive the remedies of specific performance and additional damages for such default by Purchaser. SELLERS AND PURCHASER ACKNOWLEDGE THAT SELLERS' DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLERS' DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLERS AND PURCHASER FURTHER AGREE THAT THIS SECTION
10.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLERS, AND SHALL BE SELLERS' EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER.


10.2 Seller Default. If a Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell its Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, Purchaser may either (a) seek specific performance of the defaulting Seller's obligations to deliver its Deeds pursuant to this Contract (but not damages), or (b) give a Termination Notice to Seller's Representative of Purchaser's decision to terminate this Contract for the Property for which there was such a default and receive a return of the Applicable Share of the Deposit (including an Applicable Share of the Non-Refundable Deposit Amount portion), from the Escrow Agent (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Applicable Share of the Deposit). If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties. Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties. If this Contract is terminated in whole or in part, Purchaser shall recover the Applicable Share of Deposit for the terminated Properties (subject to Purchaser's obligation under Section 3.5.2 to return all Third Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit) and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Applicable Share of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with the Properties for which this Contract has been terminated, which damages shall not exceed $20,000 per terminated Property. If this Contract is terminated in whole or in part, Purchaser agrees that it shall promptly deliver to each Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Sellers pursuant to the foregoing sentence. SELLERS AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLERS, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY ANY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLERS FOR ANY BREACH BY A SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST ANY PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.


                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY


11.1 Major Damage. If a Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then the applicable Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to give a Termination Notice for the damaged Property to Seller's Representative. If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties. Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties. If this Contract is not terminated, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price for the damaged Property notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the applicable Purchase Price in the amount of any deductible payable by the applicable Seller in connection therewith) at Closing. If this Contract is terminated in whole or in part from such damage, Purchaser shall recover the Applicable Share of the Deposit (including an Applicable Share of the Non-Refundable Deposit Amount) for the terminated Properties (subject to Purchaser's obligation under Section 3.5.2 to return all Third Party Reports and information and Materials provided to Purchaser as a pre-condition to a return of the Applicable Share of the Deposit).


11.2 Minor Damage. If a Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, the applicable Seller shall make such repairs to the extent of any recovery from insurance carried on such Property if they can be reasonably effected before the Closing. Subject to Section 11.3, if the applicable Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price for the damaged Property in the amount of any deductible payable by the applicable Seller in connection therewith) at Closing.


11.3 Repairs. To the extent that a Seller elects to commence any repair, replacement or restoration of its damaged Property prior to Closing, then such Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deeds to Purchaser.


                                   ARTICLE 12
                                 EMINENT DOMAIN


12.1 Eminent Domain. If, at the time of Closing, any material part of a Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to give a Termination Notice to Seller's Representative for the Property for which there was such a condemnation. If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties. Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative written notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative with written notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties. If this Contract is not terminated, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price for the affected Property and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of a Property. If this Contract is terminated in whole or in part from such condemnation, Purchaser shall recover the Applicable Share of the Deposit for the terminated Properties (subject to Purchaser's obligation under Section 3.5.2 to return all Third Party Reports and information and Materials provided to Purchaser as a pre-condition to a return of the Applicable Share of the Deposit).


                                   ARTICLE 13
                                  MISCELLANEOUS


13.1 Binding Effect of Contract. This Contract shall not be binding on any party until executed by both Purchaser and all Sellers. As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a prerequisite to its effectiveness.


13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.


13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller's Representative, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser is an affiliate of the purchasing entity(ies), (b) Purchaser is not released from its liability hereunder, (c) Purchaser provides written notice to Seller's Representative of any proposed assignment no later than 10 days prior to the Closing Date. As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.


13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Sellers and Purchaser, and their respective successors, heirs and permitted assigns.


13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.


13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.


13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified mail, return receipt requested; or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

            To Purchaser:

            CNC INVESTMENTS, LTD., L.L.P.
            4420 FM 1960 West, Suite 800
            Houston, TX 77068
            Attention:  William Stallings
            Telephone:  (281) 444-1585
            Facsimile:  (281) 444-1538

            With a copy to:

            Chernesky Heyman & Kress P.L.L.
            10 Courthouse Plaza SW, Suite 1100
            Dayton, Ohio  45402
            Attention:  Karen R. Adams, Esq.
            Telephone:  (937) 449-2825
            Facsimile:  (937) 463-4947

            To any Seller or Seller's Representative:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Patrick Slavin
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

            And:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

            with copy to:

            Chad Asarch, Esq.
            Senior Vice President and Associate General Counsel
            AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Telephone: 303-691-4303
            Facsimile:  303-300-3260

            and a copy to:

            Stucker & Company, LLC
            4643 S. Ulster Street, Suite 800
            Denver, CO 80237
            Attention:  Mr. Pat Stucker
            Telephone:  (720) 228-4040
            Facsimile:  (720) 228-4033


            and a copy to:

            Loeb & Loeb LLP
            10100 Santa Monica Boulevard, Suite 2200
            Los Angeles, California  90067-4164
            Attention:  Karen N. Higgins, Esq. and Loretta Thompson
            Telephone:  310 282-2345
            Facsimile:  310-919-3578
            Email:  khiggins@loeb.com

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

            Stewart Title Guaranty Company
            1980 Post Oak Boulevard, Suite 610
            Houston, Texas  77056
            Attention:  Wendy Howell
            National Commercial Closing Specialist
            Telephone:  800-729-1906

      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.


13.8 Governing Law And Venue. The laws of the State of Colorado shall govern the validity, construction, enforcement, and interpretation of this Contract, except to the extent the law of a state or commonwealth in which a Property is situated is required to govern matters concerning the transfer, titling or ownership of real property in such state or commonwealth. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the State of Colorado except to the extent that matters are required by law to be brought in a court situated in the state or commonwealth in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.


13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and agreements, whether written or oral.


13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract.


13.11 Severability. If any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.


13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.


13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.


13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law, (b) to consummate the terms of this Contract, or any financing relating thereto, or (c) to Purchaser's or Sellers' lenders, attorneys and accountants. Any information and Materials provided by Sellers to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without the prior written authorization of Seller's Representative, which may be granted or denied in the sole discretion of
Seller's Representative. Notwithstanding the provisions of Section 13.9, Purchaser agrees that the covenants, restrictions and agreements of Purchaser contained in any confidentiality agreement executed by Purchaser prior to the Effective Date shall survive the execution of this Contract and shall not be superseded hereby.


13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.


13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.


13.17 Attorneys' Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.


13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.


13.19 1031 Exchange. Sellers and Purchaser acknowledge and agree that the purchase and sale of each Property may be part of a tax-free exchange under
Section 1031 of the Code for either Purchaser or a Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange (other than expenses of reviewing and executing documents required in connection with such exchange), and (d) no dates in this Contract will be extended as a result thereof. Notwithstanding anything to the contrary contained in the foregoing, if a Seller so elects to close the transfer of a Property as an exchange, then (i) such Seller, at its sole option, may delegate its obligations to transfer a Property under this Contract, and may assign its rights to receive the Purchase Price from Purchaser, to a deferred exchange intermediary (an "Intermediary") or to an exchange accommodation titleholder, as the case may be; (ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of such Seller pursuant to this Contract; (iii) such Seller shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Purchaser; and (v) the closing of the transfer of the Property to Purchaser shall be undertaken by direct deed from such Seller (or, if applicable, from other affiliates of such Seller whom such Seller will cause to execute such deeds) to Purchaser or to exchange accommodation titleholder, as the case may be. Notwithstanding anything to the contrary contained in the foregoing, if Purchaser so elects to close the acquisition of a Property as an exchange, then (i) Purchaser, at its sole option, may delegate its obligations to acquire such Property under this Contract, and may assign its rights to receive the Property from such Seller, to an Intermediary or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Purchaser pursuant to this Contract; (iii) Purchaser shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to such Seller; and (v) the closing of the acquisition of such Property by Purchaser or the exchange accommodation titleholder, as the case may be, shall be undertaken by direct deed from the applicable Seller (or, if applicable, from other affiliates of such Seller whom such Seller will cause to execute such deeds) to Purchaser (or to exchange accommodation titleholder, as the case may
be). Notwithstanding anything in this Section 13.19 to the contrary, any Seller shall have the right to extend the Closing Date (as previously extended pursuant to Section 5.1) for up to 30 days in order to facilitate a tax free exchange pursuant to this Section 13.19, and to obtain all documentation in connection therewith.


13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser agrees that none of any Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.


13.21 No Exclusive Negotiations. Sellers shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of any Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Sellers shall not enter into any contract with a third-party for the sale of any Property unless such contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.


13.22 ADA Disclosure. Purchaser acknowledges that the Properties may be subject to the federal Americans With Disabilities Act (the "ADA") and the federal Fair Housing Act (the "FHA"). The ADA requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make a property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Sellers make no warranty, representation or guarantee of any type or kind with respect to any Property's compliance with the ADA or the FHA (or any similar state or local law), and Sellers expressly disclaim any such representation.


13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without the prior written consent of Seller's Representative, which consent may be withheld in the sole discretion of Seller's Representative. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller's Representative as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.


13.24 Relationship of Parties. Purchaser and Sellers acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Sellers is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.


13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the state of Colorado. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the prevailing party and charge the cost of arbitration to the party which is not the substantially prevailing party. Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Sellers from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state of Colorado (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.


13.26 AIMCO Marks. Purchaser agrees that Sellers, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.


13.27 Non-Solicitation of Employees. Purchaser acknowledges and agrees that, without the express written consent of Seller's Representative, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees located at any Property (or any of any Seller's affiliates' employees located at any property owned by such affiliates) for potential employment.


13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19 and 13.21), and (b) any provision of this Contract which expressly states that it shall so survive, and (c) any payment obligation of Purchaser under this Contract (the foregoing (a), (b) and (c) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.


13.29 Multiple Purchasers. As used in this Contract, the term "Purchaser" means all entities acquiring any interest in any Properties at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to
Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Contract, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that a Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that a Seller or Seller's Representative is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against a Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by a Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed the maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that a Seller is required to return the Deposit (or any portion thereof) or other amount to Purchaser, such Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.


13.30 Sellers' Several Obligations. Purchaser agrees that, notwithstanding any other provision of this Contract to the contrary, the representations, warranties, obligations, and covenants of each Seller are individual and several, and not joint and several, and that each Seller is responsible and liable only for its own Property and its own representations, warranties, obligations, and covenants. Purchaser agrees that it shall look solely to the applicable Seller for any amount due hereunder or, obligation owed hereunder, and further waives any and all claims against any other party or Property for payment or performance of the same, including, without limitation, any other Seller or AIMCO, or any partner, member, manager, shareholder, director, officer, employee, affiliate, representative or agent of any Seller or AIMCO.


13.31 Obligation to Close on all Properties. Except as expressly set forth in this Contract, Purchaser's obligation to purchase the Properties is not severable and Purchaser must purchase all of the Properties. Similarly, except as expressly stated this Contract, Sellers' obligations to sell the Properties are not severable and Sellers must sell all of the Properties to Purchaser.


13.32 Coal Notice





.............NOTICE - THIS DOCUMENT MAY NOT SELL, CONVEY, TRANSFER,  INCLUDE OR
INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND, THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT, OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957,
P.L.   984,  as  amended,   and  is  not  intended  as  notice  of  unrecorded
instruments, if any.)

.............The   Special  Warranty  Deed  conveying  Property  located  in  the
Commonwealth of Pennsylvania shall contain the notice as above set forth and shall also contain, and Purchaser shall sign, the notice specified in the Bituminous Mine Subsidence and Land Conservation Ave of 1966.


13.33 Waiver of Tender. Formal tender of Special Warranty Deed and of the Purchase Price are hereby waived by the parties.


                                   ARTICLE 14
                           LEAD-BASED PAINT DISCLOSURE


14.1 Disclosure. Sellers and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit H hereto. The provisions of this
Section 14.1 shall survive the Closing and delivery of the Deeds to Purchaser.


14.2  Consent  Agreement  - Pre-1978 - Not  Certified.  The  provisions  of this
Section 14.2 apply to those properties identified on the Seller Information Schedule as "Pre-1978, Not Certified". Using reasonable and customary efforts, the applicable Seller shall (a) perform any testing (the "Testing") required at its Property with respect to lead-based paint in accordance with the requirements of the Consent Agreement (the "Consent Agreement") by and among the United States Environmental Protection Agency (executed December 19, 2001), the United States Department of Housing and Urban Development (executed January 2,
2002), and AIMCO (executed December 18, 2001), and (b) if required under the Consent Agreement, as determined by such Seller and its counsel in their sole and absolute discretion, remediate or abate (the "Remediation") any lead-based paint condition at such Property prior to the Closing using reasonable and customary efforts. In the event that such Seller does not complete such Testing or Remediation, if any is required under the Consent Agreement, prior to the Closing, such Seller shall initiate, continue or complete such Testing or Remediation, if any is required under the Consent Agreement, promptly after Closing. Purchaser shall provide such Seller with full and unimpeded access to its Property, including, without limitation, access to all units located thereon, for the purposes of completing such Testing or Remediation, if any is required under the Consent Agreement, and Purchaser shall fully cooperate with such Seller regarding, and allow such Seller to perform, such Testing or Remediation, if any is required under the Consent Agreement, as determined by such Seller and its counsel in their sole and absolute discretion, including, without limitation, allowing any alterations to such Property, to comply with the Consent Agreement, until such time as such Testing or Remediation, if any is required under the Consent Agreement, has been completed. Seller shall provide 24 hours' notice to Purchaser in the event that access to a unit is required to perform such Testing or Remediation, if any is required under the Consent Agreement; provided, however, such Seller's obligations hereunder after Closing shall be contingent on Purchaser's compliance herewith, and such Seller shall be relieved of all liability and obligations regarding such Testing or Remediation or otherwise under the Consent Agreement, if any is required under the Consent Agreement, as a result of any failure by Purchaser to comply with this Section
14.2. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the applicable Property shall be subject to the Consent Agreement and the provisions contained herein related thereto; (2) after Closing, Purchaser agrees to undertake the obligations required by the Consent Agreement; (3) such Seller will need necessary access to the applicable Property to comply with the requirements of the Consent Agreement; (4) that Purchaser will provide such access to such Property after Closing so that such Seller can comply with the requirements of the Consent Agreement; and (5) Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement. By execution hereof, Purchaser further acknowledges receipt of notice in writing of the existence of the Consent Agreement and receipt of a copy thereof. The provisions of this
Section 14.2 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.


14.3 Consent Agreement - Pre-1978 Certified. The provisions of this Section 14.3 apply to those Properties identified on the Seller Information Schedule as "Pre-1978-Certified." Testing has been performed at each Property identified as "Pre-1978, Certified" with respect to lead-based paint. The "LPB Consultant" identified on the Seller Information Schedule prepared the Report with respect to the Property identified therein. A copy of each report will be provided to Purchaser with the Materials. Each Report certifies the respective Property as lead based paint free. By execution hereof, Purchaser acknowledges receipt of a copy of the Reports, the Lead-Based Paint Disclosure Statement attached hereto as Exhibit H, and acknowledges receipt of the Consent Agreement. Because the applicable Property has been certified as lead based paint free, the applicable Seller is not required under the Consent Agreement to remediate or abate any lead-based paint condition at its Property prior to the Closing. Purchaser acknowledges and agrees that (1) after Closing, Purchaser and the applicable Property shall be subject to the Consent Agreement and the provisions contained herein related thereto and (2) Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement. The provisions of this Section 14.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.


14.4 Consent Agreement - Pre-1978-LBP, But No LBP Hazards. The provisions of this Section 14.4 apply to those Properties identified on the Seller Information Schedule as "Pre-1978, Lead-Based Paint Present, No Lead-Based Hazard." Testing has been performed at the applicable Property with respect to lead-based paint. The "LBP Consultant" identified on the Seller Information Schedule prepared the Report with respect to the Property identified therein. A copy of the Report with respect to the Property will provided to Purchaser with the Materials. The Report certifies the applicable Property as free of (a) lead based hazards, (b) dust lead hazards and (c) soil lead hazards. By execution hereof, Purchaser acknowledges receipt of a copy of the Report, the Lead-Based Paint Disclosure Statement attached hereto as Exhibit H, and the Consent Agreement. Because the applicable Property has been certified as free of (x) lead based hazards, (y) dust lead hazards and (z) soil lead hazards, the applicable Seller is not required under the Consent Agreement to remediate or abate any lead-based paint condition at such Property prior to the Closing. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the applicable Property shall be subject to the Consent Agreement and the provisions contained herein related thereto and (2) Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement. The provisions of this Section 14.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.



                 [Remainder of Page Intentionally Left Blank]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                              Seller:

                              BURGUNDY COURT ASSOCIATES, L.P.
                              a Delaware limited partnership

                               By: MAE JMA, Inc.,
                                    a Delaware corporation
                                    its managing general partner


                                    By:  /s/Kris Vercauteren
                                    Name: Kris Vercauteren
                                    Title: Vice President

                              By:   Jacques-Miller Associates,
                                    a Tennessee general partnership,
                                    its general partner

                                    By:   JMA Equities, L.P.,
                                          a Delaware limited partnership,
                                          its managing general partner

                                    By: MAE JMA, Inc.,
                                        a Delaware corporation,
                                        its general partner


                                    By:  /s/Kris Vercauteren
                                        Name: Kris Vercauteren
                                        Title: Vice President



                              CHIMNEYS-OXFORD ASSOCIATES, L.P.,
                              an Indiana limited partnership

                              By:   Oxford Equities Corporation,
                                    an Indiana corporation,
                                    its sole general partner


                                    By:  /s/Kris Vercauteren
                                    Name: Kris Vercauteren
                                    Title: Vice President



                              KETTERING-OXFORD ASSOCIATES L.P.,
                              an Indiana limited partnership

                              By:   OAMCO XVIII, L.P.,
                                    a Delaware limited partnership,
                                    its managing general partner

                                    By:   OAMCO XVIII, L.L.C.,
                                          a Delaware limited liability
                                          company,
                                          its sole general partner

                                          By:   Oxford Realty Financial
                                                Group, Inc.,
                                                a Maryland corporation,
                                                its member

                                                By:  /s/Kris Vercauteren
                                                Name: Kris Vercauteren
                                                Title: Vice President





                              COLLEGE PARK APARTMENTS, A LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                              By:   The National Housing Partnership,
                                    a District of Columbia limited
                                    partnership,
                                    its sole general partner

                               By:   National Corporation for Housing
                                     Partnerships,
                                     a District of Columbia corporation,
                                     its sole general partner


                                     By:  /s/Kris Vercauteren
                                     Name: Kris Vercauteren
                                     Title: Vice President

                              COLONY OF SPRINGDALE ASSOCIATES, LTD.,
                              a Texas limited partnership

                              By:   CCP/VI Springdale GP, LLC,
                                    a South Carolina limited liability
                                    company,
                                    its sole general partner

                                    By:   Consolidated Capital Properties VI,
                                          a California limited partnership,
                                          its sole member

                                          By:   Concap Equities, Inc.
                                                a Delaware corporation,
                                                its managing general partner



                                                By:  /s/Kris Vercauteren
                                                Name: Kris Vercauteren
                                                Title: Vice President





                              DAYTON     III-OXFORD     ASSOCIATES     LIMITED
                              PARTNERSHIP, a Maryland limited partnership

                              By:   Dayton III Corporation
                                    an Maryland corporation,
                                    its managing general partner

                              By:  /s/Kris Vercauteren
                             Name: Kris Vercauteren
                              Title: Vice President

                              CINCINNATI-OXFORD ASSOCIATES LIMITED
                              PARTNERSHIP, a Maryland limited partnership

                              By:   Cincinnati Corporation,
                                    a Maryland corporation,
                                    its managing general partner


                                    By:  /s/Kris Vercauteren
                                    Name: Kris Vercauteren
                                    Title: Vice President





                              STONERIDGE ASSOCIATES OF OHIO
                              LIMITED PARTNERSHIP,
                              an Ohio limited partnership

                              By:   AIMCO Stoneridge, L.L.C.,
                                    a Delaware limited liability company,
                                    its sole general partner

                                    By:   AIMCO Properties, L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   AIMCO-GP, Inc.,
                                                a Delaware corporation,
                                                its sole general partner



                                                By:  /s/Kris Vercauteren
                                                Name: Kris Vercauteren
                                                Title: Vice President

                              TRINITY PLACE COMMUNITY URBAN REDEVELOPMENT
                              CORPORATION,
                               an Ohio corporation



                              By:  /s/Kris Vercauteren
                             Name: Kris Vercauteren
                              Title: Vice President

                              TRINITY-OXFORD ASSOCIATES, L.P.
                              an Indiana limited partnership

                              By:   Oxford Equities Corporation,
                                    an Indiana corporation,
                                    its managing general partner



                                    By:  /s/Kris Vercauteren
                                    Name: Kris Vercauteren
                                    Title: Vice President

                              WOODMERE ASSOCIATES, L.P.,
                              a Delaware limited partnership

                              By:   Jacques-Miller Associates,
                                    a Tennessee general partnership,
                                    its general partner

                                    By:   JMA Equities, L.P.,
                                          a Delaware limited partnership,
                                          its general partner

                                          By:   MAE JMA, Inc.,
                                                a Delaware Corporation,
                                                its general partner


                                          By:  /s/Kris Vercauteren
                                          Name: Kris Vercauteren
                                          Title: Vice President

                              By:   Jacques-Miller, Inc.,
                                    a Tennessee corporation,
                                    its general partner

                                    By:  /s/Martha L. Long
                                    Name: Martha L. Long
                                    Its: Senior Vice President

                                   Purchaser:


                                    CNC INVESTMENTS, LTD., L.L.P.,
                                    a Texas limited liability partnership


                                    By:  /s/Olga Omandam
                                    Name: Olga Omandam
                                    Title: Vice President


                                  Purchaser's Tax Identification Number/Social Security Number:

                                   76-0391556

                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes ________________________, 2005 as the date of opening of escrow and designates 05330484 as the escrow number assigned to this escrow.


                                    ESCROW AGENT:

                                    STEWART TITLE COMPANY


                                    By:   /s/Wendy Howell
                                    Name: Wendy Howell
                                    Title: Assistant Vice President

                              BROKER SIGNATURE PAGE

      The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only Sellers in the transaction described in the Contract to which this signature page is attached, (b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is as set forth in a separate agreement between Sellers and Broker, and (c) Broker represents and warrants to Sellers that Broker and its affiliates have not and will not receive any compensation (cash or otherwise) from or on behalf of Purchaser or any affiliate thereof in connection with the transaction, and do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3 of the Contract, acquires any Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.


                                     BROKER:

                                    Apartment Realty Advisors Midwest Inc.


                                    By:  /s/Debbie Corson
                                    Name: Debbie Corson
                                    Title: Principal

                                                                   Exhibit 10.24

                   AMENDMENT OF PURCHASE AND SALE CONTRACT

                               (Ohio Pooled Sale)

      This Amendment of Purchase and Sale Contract (this "Amendment") is entered into as of the 12 day of September 2005, by and between BURGUNDY COURT ASSOCIATES, L.P., a Delaware limited partnership, CHIMNEYS-OXFORD ASSOCIATES L.P., an Indiana limited partnership, KETTERING-OXFORD ASSOCIATES, L.P., an Indiana limited partnership, COLLEGE PARK APARTMENTS, A LIMITED PARTNERSHIP, a Pennsylvania limited partnership, COLONY OF SPRINGDALE ASSOCIATES, LTD., a Texas limited partnership, DAYTON III-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, CINCINNATI-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, STONERIDGE ASSOCIATES OF OHIO LIMITED PARTNERSHIP, an Ohio limited partnership, TRINITY PLACE COMMUNITY URBAN REDEVELOPMENT CORPORATION, an Ohio corporation, TRINITY-OXFORD ASSOCIATES, L.P., an Indiana limited partnership and WOODMERE ASSOCIATES, L.P., a Delaware limited partnership, collectively having a principal address of 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (collectively, the "Seller"), and CNC INVESTMENTS, LTD., L.L.P., a Texas limited liability partnership, having a principal address at 4420 FM 1960 West, Suite 800, Houston, Texas 77068 ("Purchaser").

                                    RECITALS
A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated as of August 19, 2005 (the "Contract"), pursuant to which Seller agreed to sell and Purchaser agreed to purchase, certain real properties as more particularly described in the Contract (collectively, the "Property").
B. Seller and Purchaser have agreed to modify the Contract as set forth in this Amendment. C. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

             NOW,  THEREFORE,  for  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. Portfolio Acquisition Fee. Section 2.2.5 of the Contract is hereby deleted in its entirety and substituted with the following:

      As a part of the  Purchase  Price,  there shall be  included an  aggregate acquisition fee in the amount of Two Million Dollars and No/100 ($2,000,000.00) (the "Portfolio Acquisition Fee"), to be paid by Purchaser to Seller at Closing. Prior to the expiration of the Feasibility Period, Seller and Purchaser reserve the right to reallocate the Purchase Price (which includes the Portfolio Acquisition Fee) between all Properties other than the Stoneridge and Colony of Springdale properties; provided the total aggregate Purchase Price shall remain unchanged. Purchaser shall be obligated to pay for any and all closing costs arising as a result of the inclusion of the Portfolio Acquisition Fee as a part of the Purchase Price, including, without limitation, and incremental cost in transfer taxes and title insurance premiums.

2. Acquisition Fee. Section 9.4 of the Contract is hereby deleted in its entirety and substituted with the following:

      In addition to the commission payable by Seller to the Broker, as provided above, at Closing, Seller shall pay an acquisition fee of Two Million Dollars and No/100 (the "Acquisition Fee") to Investors Commercial Corporation, which Acquisition Fee shall become payable only if and when the transactions contemplated by this Contract close and Seller receives the Purchase Price (which includes the Portfolio Acquisition Fee). Buyer hereby agrees that it shall disclose the terms of the Portfolio Acquisition Fee and the Acquisition Fee to its investors, if any.

3. Seller's Representation and Warranty. With respect to the Woodmere Property only, Section 6.1.4 of the Contract is hereby amended and restated as follows:

      Except as set forth on the Seller Information Schedule and for (a) any actions by such Seller to evict Tenants under its Leases, or (b) any matter covered by such Seller's current insurance policy(ies), and (c) that certain tenant claim, Pamela Carrelli v. Woodmere Apartments, dated as of July 7, 2005 and referenced as HUD Case No. 05-05-1221-8, to such Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against such Seller's Property.

4. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect. 5. Counterparts. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original. 6. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment. 7. No Further Modifications. All other terms and conditions of the Contract remain in full force and effect.


                 [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Seller and Purchaser have entered into this Second Amendment of Purchase and Sale Contract as of the date written above.

                              Seller:

                              BURGUNDY COURT ASSOCIATES, L.P.
                              a Delaware limited partnership

                               By: MAE JMA, Inc.,
                                    a Delaware corporation
                                    its managing general partner


                                    By: /s/Marshall P. Hayes
                                    Name: Marshall P. Hayes
                                    Title: Vice President

                                     By:  Jacques-Miller Associates,
                                          a Tennessee general partnership,
                                          its general partner

                                    By:   JMA Equities, L.P.,
                                          a Delaware limited partnership,
                                          its managing general partner

                                          By:   MAE JMA, Inc.,
                                                a Delaware corporation,
                                                its general partner


                                                By: /s/Marshall P. Hayes
                                                Name: Marshall P. Hayes
                                                Title: Vice President



                              CHIMNEYS-OXFORD ASSOCIATES, L.P.,
                              an Indiana limited partnership

                              By:   Oxford Equities Corporation,
                                    an Indiana corporation,
                                    its sole general partner


                                    By: /s/Marshall P. Hayes
                                    Name: Marshall P. Hayes
                                    Title: Vice President



                              KETTERING-OXFORD ASSOCIATES L.P.,
                              an Indiana limited partnership

                              By:   OAMCO XVIII, L.P.,
                                    a Delaware limited partnership,
                                    its managing general partner

                                    By:   OAMCO XVIII, L.L.C.,
                                          a Delaware limited liability
                                          company,
                                          its sole general partner

                                          By:   Oxford Realty Financial
                                                Group, Inc.,
                                                a Maryland corporation,
                                                its member

                                                By: /s/Marshall P. Hayes
                                                Name: Marshall P. Hayes
                                                Title: Vice President


                              COLLEGE PARK APARTMENTS, A LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                              By:   The National Housing Partnership,
                                    a District of Columbia limited
                                    partnership,
                                    its sole general partner

                                    By:   National Corporation for Housing
                                          Partnerships,
                                          a District of Columbia corporation,
                                          its sole general partner

                              By: /s/Marshall P. Hayes
                             Name: Marshall P. Hayes
                              Title: Vice President

                              COLONY OF SPRINGDALE ASSOCIATES, LTD.,
                              a Texas limited partnership

                              By:   CCP/VI Springdale GP, LLC,
                                    a South Carolina limited liability
                                    company,
                                    its sole general partner

                                    By:   Consolidated Capital Properties VI,
                                          a California limited partnership,
                                          its sole member

                                          By:   Concap Equities, Inc.
                                                a Delaware corporation,
                                                its managing general partner

                                                By: /s/Marshall P. Hayes
                                                Name: Marshall P. Hayes
                                                Title: Vice President


                              DAYTON III-OXFORD ASSOCIATES LIMITED
                              PARTNERSHIP, a Maryland limited partnership

                              By:   Dayton III Corporation
                                    an Maryland corporation,
                                    its managing general partner


                              By: /s/Marshall P. Hayes
                             Name: Marshall P. Hayes
                              Title: Vice President


                              CINCINNATI-OXFORD ASSOCIATES LIMITED
                              PARTNERSHIP, a Maryland limited partnership

                              By:   Cincinnati Corporation,
                                    a Maryland corporation,
                                    its managing general partner


                                    By: /s/Marshall P. Hayes
                                    Name: Marshall P. Hayes
                                    Title: Vice President


                              STONERIDGE ASSOCIATES OF OHIO
                              LIMITED PARTNERSHIP,
                              an Ohio limited partnership

                              By:   AIMCO Stoneridge, L.L.C.,
                                    a Delaware limited liability company,
                                    its sole general partner

                                    By:   AIMCO Properties, L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   AIMCO-GP, Inc.,
                                                a Delaware corporation,
                                                its sole general partner


                                                By: /s/Marshall P. Hayes
                                                Name: Marshall P. Hayes
                                                Title: Vice President

                              TRINITY PLACE COMMUNITY URBAN REDEVELOPMENT
                              CORPORATION,
                               an Ohio corporation

                              By: /s/Marshall P. Hayes
                             Name: Marshall P. Hayes
                              Title: Vice President

                              TRINITY-OXFORD ASSOCIATES, L.P.
                              an Indiana limited partnership

                              By:   Oxford Equities Corporation,
                                    an Indiana corporation,
                                    its managing general partner

                                    By: /s/Marshall P. Hayes
                                    Name: Marshall P. Hayes
                                    Title: Vice President

                              WOODMERE ASSOCIATES, L.P.,
                              a Delaware limited partnership

                              By:   Jacques-Miller Associates,
                                    a Tennessee general partnership,
                                    its general partner

                                    By:   JMA Equities, L.P.,
                                          a Delaware limited partnership,
                                          its general partner

                                          By:   MAE JMA, Inc.,
                                                a Delaware Corporation,
                                                its general partner


                                                By: /s/Marshall P. Hayes
                                                Name: Marshall P. Hayes
                                                Title: Vice President

                              By:   Jacques-Miller, Inc.,
                                    a Tennessee corporation,
                                    its general partner

                                    By:   /s/Martha L. Long
                                    Name: Martha L. Long
                                    Its:  Senior Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                   Purchaser:


                                    CNC INVESTMENTS, LTD., L.L.P.,
                                    a Texas limited liability partnership


                                    By:   /s/Chowdary Yalamanchili
                                    Name: Chowdary Yalamanchili
                                    Title: President

                                                                   Exhibit 10.25

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of the 7th day of October 2005, between CNC INVESTMENTS, LTD., L.L.P., a Texas limited liability partnership ("Assignor"), and RAAGA LLC, VIKAS LLC, MAYURI LLC, HARITHA VANAM LLC, SAMPPOORN LLC, CHAKA-CHAK LLC, TILAK NAGAR LLC, RAJOLE LLC, AND BASARA LLC, each a Delaware limited liability company (collectively, "Assignee"), under the following circumstances:

            A. Assignor, as Purchaser, entered into Purchase and Sale Contract dated as of August 19, 2005, as amended by that certain Amendment of Purchase and Sale Contract dated September 12, 2005 (collectively, the "Contract"), pursuant to which Burgundy Court Associates, L.P., a Delaware limited partnership, Chimneys-Oxford Associates L.P., an Indiana limited partnership, Kettering-Oxford Associates, L.P., an Indiana limited partnership, College Park Apartments, A Limited Partnership, a Pennsylvania limited partnership, Colony Of Springdale Associates, Ltd., a Texas limited partnership, Dayton III-Oxford Associates Limited Partnership, a Maryland limited partnership, Cincinnati-Oxford Associates Limited Partnership, a Maryland limited partnership, Stoneridge Associates Of Ohio Limited Partnership, an Ohio limited partnership, Trinity Place Community Urban Redevelopment Corporation, an Ohio corporation, Trinity-Oxford Associates, L.P., an Indiana limited partnership and Woodmere Associates, L.P., a Delaware limited partnership (collectively, "Seller") agreed to sell and Assignor agreed to purchase, certain real properties as more particularly described in the Contract (collectively, the "Property").

            B. Assignor desires to assign the Contract to single purpose entities formed to acquire each separate apartment complex, and each of the individual Assignee entities desires to accept and assume the Contract as to the particular apartment complex as set forth in Exhibit A attached hereto and made a part hereof.

            C. Pursuant to Section 13.3 of the Contract, Assignor may assign the Contract to one or more entities so long as (a) Assignor is an affiliate of the purchasing entity(ies), (b) Assignor is not released from its liability hereunder, (c) Assignor provides written notice to Seller of any proposed assignment no later than 10 days prior to the "Closing Date" as defined in the Contract. The Contract defines an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

      NOW,  THEREFORE,   for  valuable   consideration  paid,  the  receipt  and
sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignor assigns to Assignee all of Assignor's right, title and interest in and to the Contract and the Property.

      2. Assignor represents and warrants that (a) the Contract is in full force and effect, (b) the Contract has not been modified or amended, (c) Assignor has paid all sums required by the Contract to be paid by Assignor, and Assignor is not otherwise in default of any obligations under the Contract, (d) Assignor has no setoffs or claims against Seller arising out of the Contract, (e) there are no existing defaults by Seller under the Contract and (f) Assignee is an affiliate of each individual Assignee entity.

      3. Each individual Assignee assumes and agrees to perform all the terms and conditions of the Contract that are to be observed and performed by Assignor from and after the date of this Assignment with respect to that apartment complex identified on Exhibit A hereto to be acquired by each such individual Assignee, and Assignee agrees to indemnify and hold harmless Assignor from any and all claims, damages, losses and expenses that may arise out of, or in respect of, the Contract, from and after this date.

      EXECUTED hereof as of the date first written above.


                                    CNC INVESTMENTS, LTD., L.L.P.,
                                    a Texas limited liability partnership


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President



                                    RAAGA LLC, a Delaware limited liability
                                     company

                                    By: Raaga Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President



                                    VIKAS LLC, a Delaware limited liability
                                     company

                                    By:Vikas Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President




                                    MAYURI LLC, a Delaware limited liability
                                     company

                                    By:Mayuri Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President



                                    HARITHA VANAM LLC, a Delaware limited
                                    liability company

                                    By:Haritha Vanam Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President



                                    SAMPPOORN LLC, a Delaware limited
                                    liability company

                                    By:Samppoorn Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President




                                    CHAKA-CHAK LLC, a Delaware limited
                                    liability company

                                    By:Chaka-Chak Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President



                                    TILAK NAGAR LLC, a Delaware limited
                                    liability company

                                    By:Tilak Nagar Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President



                                    RAJOLE LLC, a Delaware limited liability
                                     company

                                    By:Rajole Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President



                                    BASARA LLC, a Delaware limited liability
                                     company

                                    By:Basara Management LLC,
                                       a Delaware limited liability company
                                       Its: Sole Member


                                    By: /s/Chowdary Yalmanachili
                                    Name: Chowdary Yalamanachili
                                    Title: President

                                                                   Exhibit 10.26

                                SECOND AMENDMENT
                          OF PURCHASE AND SALE CONTRACT

                               (Ohio Pooled Sale)

      This Second Amendment of Purchase and Sale Contract (this "Amendment") is entered into as of the 13 day of October 2005, by and between BURGUNDY COURT ASSOCIATES, L.P., a Delaware limited partnership, CHIMNEYS-OXFORD ASSOCIATES L.P., an Indiana limited partnership, KETTERING-OXFORD ASSOCIATES, L.P., an Indiana limited partnership, COLLEGE PARK APARTMENTS, A LIMITED PARTNERSHIP, a Pennsylvania limited partnership, COLONY OF SPRINGDALE ASSOCIATES, LTD., a Texas limited partnership, DAYTON III-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, CINCINNATI-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, STONERIDGE ASSOCIATES OF OHIO LIMITED PARTNERSHIP, an Ohio limited partnership, TRINITY PLACE COMMUNITY URBAN REDEVELOPMENT CORPORATION, an Ohio corporation, TRINITY-OXFORD ASSOCIATES, L.P., an Indiana limited partnership and WOODMERE ASSOCIATES, L.P., a Delaware limited partnership, collectively having a principal address of 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a "Seller" and collectively "Sellers"), CNC INVESTMENTS, LTD., L.L.P., a Texas limited liability partnership, having a principal address at 4420 FM 1960 West, Suite 800, Houston, Texas 77068 ("Original Purchaser"), and RAAGA LLC, VIKAS LLC, MAYURI LLC, HARITHA VANAM LLC, SAMPPOORN LLC, CHAKA-CHAK LLC, TILAK NAGAR LLC, RAJOLE LLC, and BASARA LLC, each a Delaware limited liability company, collectively having a principal address of 4420 FM 1960 West, Suite 800, Houston, Texas 77068 (individually a "Purchaser" and collectively "Purchasers").

                                    RECITALS
A. Sellers and Original Purchaser entered into that certain Purchase and Sale Contract dated as of August 19, 2005, as amended and assigned (collectively, the "Contract"), pursuant to which Seller agreed to sell and Purchaser agreed to purchase, certain real properties as more particularly described in the Contract (collectively, the "Property"). B. Sellers and Purchaser have agreed to modify the Contract as set forth in this Amendment.
C. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

             NOW,  THEREFORE,  for  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. Accommodation for Loan Defeasance. Sellers have informed Purchaser that the Seller of the Ground Lease Property is required to defease the Loan for the Ground Lease Property. In connection with such Loan Payoff, Purchaser hereby agrees to cooperate with such Seller in connection with such Seller's efforts to defease the Loan by the Closing Date (the "Loan Defeasance"). Lender has informed Seller of the Ground Lease Property that the Closing for the Loan Defeasance shall take three (3) Business Days to complete (the "Closing Period"), and that to accommodate such Loan Defeasance, Purchaser hereby agrees that it shall be required, among other things, to deposit with Escrow Agent the balance of the Purchase Price for the Ground Lease Property by wire transfer of Good Funds no later than 3:00 p.m. Central Standard Time on the second (2nd) Business Day of the Closing Period.

2. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect. 3. Counterparts. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original. 4. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment. 5. No Further Modifications. All other terms and conditions of the Contract remain in full force and effect.


                 [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Sellers, Purchasers, and Original Purchaser have entered into this Second Amendment of Purchase and Sale Contract as of the date written above.

                              Sellers:

                              BURGUNDY COURT ASSOCIATES, L.P.
                              a Delaware limited partnership

                               By: MAE JMA, Inc.,
                                    a Delaware corporation
                                    its managing general partner


                                    By:/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President

                              By:   Jacques-Miller Associates,
                                    a Tennessee general partnership,
                                    its general partner

                                    By:   JMA Equities, L.P.,
                                          a Delaware limited partnership,
                                          its managing general partner

                                          By:   MAE JMA, Inc.,
                                                a Delaware corporation,
                                                its general partner


                                                By:/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President



                              CHIMNEYS-OXFORD ASSOCIATES, L.P.,
                              an Indiana limited partnership

                              By:   Oxford Equities Corporation,
                                    an Indiana corporation,
                                    its sole general partner


                                    By:/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President






                              KETTERING-OXFORD ASSOCIATES L.P.,
                              an Indiana limited partnership

                              By:   OAMCO XVIII, L.P.,
                                    a Delaware limited partnership,
                                    its managing general partner

                                    By:   OAMCO XVIII, L.L.C.,
                                          a Delaware limited liability
                                          company,
                                          its sole general partner

                                          By:   Oxford Realty Financial
                                                Group, Inc.,
                                                a Maryland corporation,
                                                its member


                                                By: /s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President







                              COLLEGE PARK APARTMENTS, A LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                              By:   The National Housing Partnership,
                                    a District of Columbia limited
                                    partnership,
                                    its sole general partner

                                    By:   National Corporation for Housing
                                          Partnerships,
                                          a District of Columbia corporation,
                                          its sole general partner


                                          By:/s/Kristian D. Vercauteren
                                          Name:  Kristian D. Vercauteren
                                          Title:  Vice President

                              COLONY OF SPRINGDALE ASSOCIATES, LTD.,
                              a Texas limited partnership

                              By:   CCP/VI Springdale GP, LLC,
                                    a South Carolina limited liability
                                    company,
                                    its sole general partner

                                    By:   Consolidated Capital Properties VI,
                                          a California limited partnership,
                                          its sole member

                                          By:   Concap Equities, Inc.
                                                a Delaware corporation,
                                                its managing general partner


                                                By:/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President


                              DAYTON III-OXFORD ASSOCIATES LIMITED
                              PARTNERSHIP, a Maryland limited partnership

                              By:   Dayton III Corporation
                                    an Maryland corporation,
                                    its managing general partner


                                    By:/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President



                              CINCINNATI-OXFORD ASSOCIATES LIMITED
                              PARTNERSHIP, a Maryland limited partnership

                              By:   Cincinnati Corporation,
                                    a Maryland corporation,
                                    its managing general partner


                                    By:/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President








                              STONERIDGE ASSOCIATES OF OHIO
                              LIMITED PARTNERSHIP,
                              an Ohio limited partnership

                              By:   AIMCO Stoneridge, L.L.C.,
                                    a Delaware limited liability company,
                                    its sole general partner

                                    By:   AIMCO Properties, L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   AIMCO-GP, Inc.,
                                                a Delaware corporation,
                                                its sole general partner




                                                By:/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President

                              TRINITY PLACE COMMUNITY URBAN REDEVELOPMENT
                              CORPORATION,
                               an Ohio corporation

                              By:/s/Kristian D. Vercauteren
                              Name:  Kristian D. Vercauteren
                              Title: Vice President


                              TRINITY-OXFORD ASSOCIATES, L.P.
                              an Indiana limited partnership

                              By:   Trinity-Oxford Corporation,
                                    a Maryland corporation,
                                    its managing general partner

                                    By:/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President

                              WOODMERE ASSOCIATES, L.P.,
                              a Delaware limited partnership

                              By:   Jacques-Miller Associates,
                                    a Tennessee general partnership,
                                    its general partner

                                    By:   JMA Equities, L.P.,
                                          a Delaware limited partnership,
                                          its general partner

                                          By:   MAE JMA, Inc.,
                                                a Delaware Corporation,
                                                its general partner


                                                By:/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President


                              By:   Jacques-Miller, Inc.,
                                    a Tennessee corporation,
                                    its general partner

                                    By:  /s/Martha L. Long
                                    Name: Martha L. Long
                                    Its:  Senior Vice President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                   Purchasers:


                                    RAAGA LLC, a Delaware limited liability
                                     company


                                    By:   Raaga Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                             Chowdany Yalamanchili,
                                             President




                                    VIKAS LLC, a Delaware limited liability
                                     company


                                    By:   Vikas Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President



                                    MAYURI LLC, a Delaware limited liability
                                     company


                                    By:   Mayuri Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                   HARITHA VANAM LLC, a Delaware limited
                                    liability company,


                                    By:   Haritha Vanam Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President



                                    SAMPPOORN LLC, a Delaware limited
                                    liability company


                                    By:   Samppoorn Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President



                                    CHAKA-CHAK LLC, a Delaware limited
                                    liability company


                                    By:   Chaka-Chak Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President


                       [SIGNATURES CONTINUED ON NEXT PAGE]








                                    TILAK NAGAR LLC, a Delaware limited
                                    liability company


                                    By:   Tilak Nagar Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President



                                    RAJOLE LLC, a Delaware limited liability
                                     company


                                    By:   Rajole Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President



                                    BASARA LLC, a Delaware limited liability
                                     company


                                    By:   Basara Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    Original Purchaser:


                                    CNC INVESTMENTS, LTD., L.L.P.,
                                    a Texas limited liability partnership


                                    By: /s/Chowdany Yalamanchili
                                        Chowdany Yalamanchili, President

                                                                   Exhibit 10.27



                                 THIRD AMENDMENT
                          OF PURCHASE AND SALE CONTRACT

                               (Ohio Pooled Sale)

      This Third Amendment of Purchase and Sale Contract (this "Amendment") is entered into as of the 27th day of October 2005, by and between BURGUNDY COURT ASSOCIATES, L.P., a Delaware limited partnership, CHIMNEYS-OXFORD ASSOCIATES L.P., an Indiana limited partnership, KETTERING-OXFORD ASSOCIATES, L.P., an Indiana limited partnership, COLLEGE PARK APARTMENTS, A LIMITED PARTNERSHIP, a Pennsylvania limited partnership, COLONY OF SPRINGDALE ASSOCIATES, LTD., a Texas limited partnership, DAYTON III-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, CINCINNATI-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, STONERIDGE ASSOCIATES OF OHIO LIMITED PARTNERSHIP, an Ohio limited partnership, TRINITY PLACE COMMUNITY URBAN REDEVELOPMENT CORPORATION, an Ohio corporation, TRINITY-OXFORD ASSOCIATES, L.P., an Indiana limited partnership and WOODMERE ASSOCIATES, L.P., a Delaware limited partnership, collectively having a principal address of 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a "Seller" and collectively "Sellers"), CNC INVESTMENTS, LTD., L.L.P., a Texas limited liability partnership, having a principal address at 4420 FM 1960 West, Suite 800, Houston, Texas 77068 ("Original Purchaser"), and RAAGA LLC, VIKAS LLC, MAYURI LLC, HARITHA VANAM LLC, SAMPPOORN LLC, CHAKA-CHAK LLC, TILAK NAGAR LLC, RAJOLE LLC, and BASARA LLC, each a Delaware limited liability company, collectively having a principal address of 4420 FM 1960 West, Suite 800, Houston, Texas 77068 (individually a "Purchaser" and collectively "Purchasers").

                                    RECITALS
A. Sellers and Original Purchaser entered into that certain Purchase and Sale Contract dated as of August 19, 2005, as amended and as assigned to Purchasers (collectively, the "Contract"), pursuant to which Seller agreed to sell and Purchaser agreed to purchase, certain real properties as more particularly described in the Contract (collectively, the "Property"). Original Purchaser was not released from liability under the Contract. B. Sellers and Purchaser have agreed to modify the Contract as set forth in this Amendment.
C. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

             NOW,  THEREFORE,  for  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, Seller, Original Purchaser and Purchasers agree as follows:

1. Base Purchase Price Adjustments. For valuable consideration, the receipt and sufficient of which is hereby acknowledged, in connection with the Purchasers' financing of the Properties, the Base Purchase Price for the Hunter's Chase I, Oaks at Woodridge I and Woodmere Properties (as more particularly set forth on the Seller Information Schedule attached to the Contract) are hereby amended to read as follows:

   ----------------------------------------------------------------------------
   Name of Property         Old Base Purchase Price   New Base Purchase Price
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Hunter's Chase I         $12,250,000               $11,755,000
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Oaks at Woodridge I      $17,200,000               $16,600,000
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Woodmere                 $5,850,000                $6,945,000
   ----------------------------------------------------------------------------

            Sellers and Purchasers hereby agree and acknowledge that (a) the Purchase Price for all of the Properties shall remain the same at $96,500,000 and (b) the Portfolio Acquisition Fee allocations for the Hunter's Chase I, Oaks at Woodridge I and Woodmere Properties shall remain the same as shown on the Seller Information Schedule.

2. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect. 3. Counterparts. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original. 4. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment. 5. No Further Modifications. All other terms and conditions of the Contract remain in full force and effect.


                 [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, Sellers, Purchasers, and Original Purchaser have entered into this Third Amendment of Purchase and Sale Contract as of the date written above.

                              Sellers:

                              BURGUNDY COURT ASSOCIATES, L.P.
                              a Delaware limited partnership

                               By: MAE JMA, Inc.,
                                    a Delaware corporation
                                    its managing general partner


                                    By: /s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President

                              By:   Jacques-Miller Associates,
                                    a Tennessee general partnership,
                                    its general partner

                                    By:   JMA Equities, L.P.,
                                          a Delaware limited partnership,
                                          its managing general partner

                                          By:   MAE JMA, Inc.,
                                                a Delaware corporation,
                                                its general partner


                                                By/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President



                              CHIMNEYS-OXFORD ASSOCIATES, L.P.,
                              an Indiana limited partnership

                              By:   Oxford Equities Corporation,
                                    an Indiana corporation,
                                    its sole general partner


                                    By/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President






                              KETTERING-OXFORD ASSOCIATES L.P.,
                              an Indiana limited partnership

                              By:   OAMCO XVIII, L.P.,
                                    a Delaware limited partnership,
                                    its managing general partner

                                    By:   OAMCO XVIII, L.L.C.,
                                          a Delaware limited liability
                                          company,
                                          its sole general partner

                                          By:   Oxford Realty Financial
                                                Group, Inc.,
                                                a Maryland corporation,
                                                its member


                                                By/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President







                              COLLEGE PARK APARTMENTS, A LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                              By:   The National Housing Partnership,
                                    a District of Columbia limited
                                    partnership,
                                    its sole general partner

                                    By:   National Corporation for Housing
                                          Partnerships,
                                          a District of Columbia corporation,
                                          its sole general partner


                                          By/s/Kristian D. Vercauteren
                                          Name:  Kristian D. Vercauteren
                                          Title:  Vice President

                              COLONY OF SPRINGDALE ASSOCIATES, LTD.,
                              a Texas limited partnership

                              By:   CCP/VI Springdale GP, LLC,
                                    a South Carolina limited liability
                                    company,
                                    its sole general partner

                                    By:   Consolidated Capital Properties VI,
                                          a California limited partnership,
                                          its sole member

                                          By:   Concap Equities, Inc.
                                                a Delaware corporation,
                                                its managing general partner

                                                By/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President

                              DAYTON III-OXFORD ASSOCIATES LIMITED
                              PARTNERSHIP, a Maryland limited partnership

                              By:   Dayton III Corporation
                                    an Maryland corporation,
                                    its managing general partner


                                    By/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President

                              CINCINNATI-OXFORD ASSOCIATES LIMITED
                              PARTNERSHIP, a Maryland limited partnership

                              By:   Cincinnati Corporation,
                                    a Maryland corporation,
                                    its managing general partner


                                    By/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President


                              STONERIDGE ASSOCIATES OF OHIO
                              LIMITED PARTNERSHIP,
                              an Ohio limited partnership

                              By:   AIMCO Stoneridge, L.L.C.,
                                    a Delaware limited liability company,
                                    its sole general partner

                                    By:   AIMCO Properties, L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   AIMCO-GP, Inc.,
                                                a Delaware corporation,
                                                its sole general partner

                                                By/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President

                              TRINITY PLACE COMMUNITY URBAN REDEVELOPMENT
                              CORPORATION,
                               an Ohio corporation

                              By/s/Kristian D. Vercauteren
                              Name:  Kristian D. Vercauteren
                              Title: Vice President

                              TRINITY-OXFORD ASSOCIATES, L.P.
                              an Indiana limited partnership

                              By:   Trinity-Oxford Corporation,
                                    a Maryland corporation,
                                    its managing general partner

                                    By/s/Kristian D. Vercauteren
                                    Name:  Kristian D. Vercauteren
                                    Title:  Vice President

                              WOODMERE ASSOCIATES, L.P.,
                              a Delaware limited partnership

                              By:   Jacques-Miller Associates,
                                    a Tennessee general partnership,
                                    its general partner

                                    By:   JMA Equities, L.P.,
                                          a Delaware limited partnership,
                                          its general partner

                                          By:   MAE JMA, Inc.,
                                                a Delaware Corporation,
                                                its general partner


                                                By/s/Kristian D. Vercauteren
                                                Name:  Kristian D. Vercauteren
                                                Title:  Vice President


                              By:   Jacques-Miller, Inc.,
                                    a Tennessee corporation,
                                    its general partner

                                    By:  /s/Martha L. Long
                                    Name: Martha L. Long
                                    Its:  Senior Vice President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                   Purchasers:


                                    RAAGA LLC, a Delaware limited liability
                                     company


                                    By:   Raaga Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President




                                    VIKAS LLC, a Delaware limited liability
                                     company


                                    By:   Vikas Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President



                                    MAYURI LLC, a Delaware limited liability
                                     company


                                    By:   Mayuri Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    HARITHA VANAM LLC, a Delaware limited
                                    liability company,


                                    By:   Haritha Vanam Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President



                                    SAMPPOORN LLC, a Delaware limited
                                    liability company


                                    By:   Samppoorn Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President

                                    CHAKA-CHAK LLC, a Delaware limited
                                    liability company

                                    By:   Chaka-Chak Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    TILAK NAGAR LLC, a Delaware limited
                                    liability company


                                    By:   Tilak Nagar Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President



                                    RAJOLE LLC, a Delaware limited liability
                                     company


                                    By:   Rajole Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President

                                    BASARA LLC, a Delaware limited liability
                                     company


                                    By:   Basara Management LLC,
                                          a Delaware limited liability company
                                          Its: Sole Member

                                          By: /s/Chowdany Yalamanchili
                                              Chowdany Yalamanchili,
                                              President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    Original Purchaser:

                                    CNC INVESTMENTS, LTD., L.L.P.,
                                    a Texas limited liability partnership

                                    By:   /s/Chowdany Yalamanchili
                                    Name: Chowdany Yalamanchili
                                    Title:President